SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement



[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            FEDERATED MUNICIPAL TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

69

                                     FEDERATED MUNICIPAL TRUST

                                    Alabama Municipal Cash Trust
                                    Arizona Municipal Cash Trust

                                  California Municipal Cash Trust
                                  Connecticut Municipal Cash Trust

                                    Florida Municipal Cash Trust
                                    Georgia Municipal Cash Trust

                                   Maryland Municipal Cash Trust
                                 Massachusetts Municipal Cash Trust

                                   Michigan Municipal Cash Trust
                                   Minnesota Municipal Cash Trust

                                  New Jersey Municipal Cash Trust
                                   New York Municipal Cash Trust

                                North Carolina Municipal Cash Trust
                                     Ohio Municipal Cash Trust

                                 Pennsylvania Municipal Cash Trust
                                   Tennessee Municipal Cash Trust
                                   Virginia Municipal Cash Trust

PROXY STATEMENT - PLEASE VOTE!



     TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.

Federated Municipal Trust (the "Trust") will hold a special meeting on November 19, 1999 for shareholders of the funds listed above (collectively, the "Funds"). IT IS IMPORTANT FOR YOU TO VOTE ON THE ISSUES DESCRIBED IN THIS PROXY STATEMENT. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the process and the proposals.



WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.


HOW DO I VOTE MY SHARES?

You may vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. You may also vote in person at the meeting or complete and return the enclosed Proxy Card. If you:

1. choose to help save the Funds time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

4. if you check more than one box for each proposal, you invalidate your vote for that proposal.

     NOTE: NOT ALL ISSUES APPLY TO ALL FUNDS. PLEASE READ THE ISSUES CAREFULLY; THEY ARE LISTED ON THE PAGE TITLED "NOTICE OF SPECIAL MEETING OF SHAREHOLDERS" AT THE FRONT OF YOUR PROXY STATEMENT.

WHAT ARE THE ISSUES?
The proposals include:

o        the election of Trustees; and

o        changes to the Funds' fundamental investment policies.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

The Funds are devoted to serving the needs of its shareholders, and the Board is responsible for managing the Funds' business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Funds' powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Funds, if applicable.

WHY ARE THE FUNDS' "FUNDAMENTAL POLICIES" BEING CHANGED OR ELIMINATED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Funds' operations.

By reducing the number of "fundamental policies," the Funds may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o    eliminate   fundamental  policies  that  are  no  longer  required  by  the securities laws of individual states.

Federated Investment Management Company, the Funds' adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of shareholders and the Funds. The Board believes that the proposed changes will be applied responsibly by the adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES"?

As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Funds' Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.


   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                   DEFINITIVE



                            FEDERATED MUNICIPAL TRUST

                          ALABAMA MUNICIPAL CASH TRUST

                          ARIZONA MUNICIPAL CASH TRUST

                         CALIFORNIA MUNICIPAL CASH TRUST

                        CONNECTICUT MUNICIPAL CASH TRUST

                          FLORIDA MUNICIPAL CASH TRUST

                          GEORGIA MUNICIPAL CASH TRUST

                          MARYLAND MUNICIPAL CASH TRUST

                       MASSACHUSETTS MUNICIPAL CASH TRUST

                          MICHIGAN MUNICIPAL CASH TRUST

                         MINNESOTA MUNICIPAL CASH TRUST

                         NEW JERSEY MUNICIPAL CASH TRUST

                          NEW YORK MUNICIPAL CASH TRUST

                       NORTH CAROLINA MUNICIPAL CASH TRUST

                            OHIO MUNICIPAL CASH TRUST

                        PENNSYLVANIA MUNICIPAL CASH TRUST

                         TENNESSEE MUNICIPAL CASH TRUST

                          VIRGINIA MUNICIPAL CASH TRUST

                            NOTICE OF SPECIAL MEETING

                          TO BE HELD NOVEMBER 19, 1999

               A special meeting of shareholders of Federated Municipal Trust (the "Trust"), which presently consists of seventeen portfolios or series, Alabama Municipal Cash Trust (the "Alabama Fund"), Arizona Municipal Cash Trust (the "Arizona Fund"), California Municipal Cash Trust (the "California Fund"), Connecticut Municipal Cash Trust (the "Connecticut Fund"), Florida Municipal Cash Trust (the "Florida Fund"), Georgia Municipal Cash Trust (the "Georgia Fund"), Maryland Municipal Cash Trust (the "Maryland Fund"), Massachusetts Municipal Cash Trust (the "Massachusetts Fund"), Michigan Municipal Cash Trust (the "Michigan Fund"), Minnesota Municipal Cash Trust (the "Minnesota Fund"), New Jersey Municipal Cash Trust (the "New Jersey Fund"), New York Municipal Cash Trust (the "New York Fund"), North Carolina Municipal Cash Trust (the "North Carolina Fund"), Ohio Municipal Cash Trust (the "Ohio Fund"), Pennsylvania Municipal Cash Trust (the "Pennsylvania Fund"), Tennessee Municipal Cash Trust (the "Tennessee Fund") and Virginia Municipal Cash Trust (the "Virginia Fund") (individually a "Fund," and collectively the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on November 19, 1999 to consider proposals:

                 (1)  To elect five Trustees.

                 (2) To approve amendments to, and a restatement of, the Trust's Declaration of Trust:

                       (a) To require the approval of a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and



                       (b) To permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.



                 (3) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the ALABAMA FUND, and Money Market Obligations Trust, on behalf of its series, Alabama Municipal Cash Trust (the "Successor Alabama Fund"), whereby the Successor Alabama Fund would acquire all of the assets of the Alabama Fund in exchange for shares of the Successor Alabama Fund to be distributed PRO RATA by the Alabama Fund to its shareholders in complete liquidation and termination of the Alabama Fund (ALABAMA FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the ARIZONA FUND, and Money Market Obligations Trust, on behalf of its series, Arizona Municipal Cash Trust (the "Successor Arizona Fund"), whereby the Successor Arizona Fund would acquire all of the assets of the Arizona Fund in exchange for shares of the Successor Arizona Fund to be distributed PRO RATA by the Arizona Fund to its shareholders in complete liquidation and termination of the Arizona Fund (ARIZONA FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the CALIFORNIA FUND, and Money Market Obligations Trust, on behalf of its series, California Municipal Cash Trust (the "Successor California Fund"), whereby the Successor California Fund would acquire all of the assets of the California Fund in exchange for shares of the Successor California Fund to be distributed PRO RATA by the California Fund to its shareholders in complete liquidation and termination of the California Fund (CALIFORNIA FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the CONNECTICUT FUND, and Money Market Obligations Trust, on behalf of its series, Connecticut Municipal Cash Trust (the "Successor Connecticut Fund"), whereby the Successor Connecticut Fund would acquire all of the assets of the Connecticut Fund in exchange for shares of the Successor Connecticut Fund to be distributed PRO RATA by the Connecticut Fund to its shareholders in complete liquidation and termination of the Connecticut Fund (CONNECTICUT FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the FLORIDA FUND, and Money Market Obligations Trust, on behalf of its series, Florida Municipal Cash Trust (the "Successor Florida Fund"), whereby the Successor Florida Fund would acquire all of the assets of the Florida Fund in exchange for shares of the Successor Florida Fund to be distributed PRO RATA by the Florida Fund to its shareholders in complete liquidation and termination of the Florida Fund (FLORIDA FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the GEORGIA FUND, and Money Market Obligations Trust, on behalf of its series, Georgia Municipal Cash Trust (the "Successor Georgia Fund"), whereby the Successor Georgia Fund would acquire all of the assets of the Georgia Fund in exchange for shares of the Successor Georgia Fund to be distributed PRO RATA by the Georgia Fund to its shareholders in complete liquidation and termination of the Georgia Fund (GEORGIA FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the MARYLAND FUND, and Money Market Obligations Trust, on behalf of its series, Maryland Municipal Cash Trust (the "Successor Maryland Fund"), whereby the Successor Maryland Fund would acquire all of the assets of the Maryland Fund in exchange for shares of the Successor Maryland Fund to be distributed PRO RATA by the Maryland Fund to its shareholders in complete liquidation and termination of the Maryland Fund (MARYLAND FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the MASSACHUSETTS FUND, and Money Market Obligations Trust, on behalf of its series, Massachusetts Municipal Cash Trust (the "Successor Massachusetts Fund"), whereby the Successor Massachusetts Fund would acquire all of the assets of the Massachusetts Fund in exchange for shares of the Successor Massachusetts Fund to be distributed PRO RATA by the Massachusetts Fund to its shareholders in complete liquidation and termination of the Massachusetts Fund (MASSACHUSETTS FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the MICHIGAN FUND, and Money Market Obligations Trust, on behalf of its series, Michigan Municipal Cash Trust (the "Successor Michigan Fund"), whereby the Successor Michigan Fund would acquire all of the assets of the Michigan Fund in exchange for shares of the Successor Michigan Fund to be distributed PRO RATA by the Michigan Fund to its shareholders in complete liquidation and termination of the Michigan Fund (MICHIGAN FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the MINNESOTA FUND, and Money Market Obligations Trust, on behalf of its series, Minnesota Municipal Cash Trust (the "Successor Minnesota Fund"), whereby the Successor Minnesota Fund would acquire all of the assets of the Minnesota Fund in exchange for shares of the Successor Minnesota Fund to be distributed PRO RATA by the Minnesota Fund to its shareholders in complete liquidation and termination of the Minnesota Fund (MINNESOTA FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the NEW JERSEY FUND, and Money Market Obligations Trust, on behalf of its series, New Jersey Municipal Cash Trust (the "Successor New Jersey Fund"), whereby the Successor New Jersey Fund would acquire all of the assets of the New Jersey Fund in exchange for shares of the Successor New Jersey Fund to be distributed PRO RATA by the New Jersey Fund to its shareholders in complete liquidation and termination of the New Jersey Fund (NEW JERSEY FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the NEW YORK FUND, and Money Market Obligations Trust, on behalf of its series, New York Municipal Cash Trust (the "Successor New York Fund"), whereby the Successor New York Fund would acquire all of the assets of the New York Fund in exchange for shares of the Successor New York Fund to be distributed PRO RATA by the New York Fund to its shareholders in complete liquidation and termination of the New York Fund (NEW YORK FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the NORTH CAROLINA FUND, and Money Market Obligations Trust, on behalf of its series, North Carolina Municipal Cash Trust (the "Successor North Carolina Fund"), whereby the Successor North Carolina Fund would acquire all of the assets of the North Carolina Fund in exchange for shares of the Successor North Carolina Fund to be distributed PRO RATA by the North Carolina Fund to its shareholders in complete liquidation and termination of the North Carolina Fund (NORTH CAROLINA FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the OHIO FUND, and Money Market Obligations Trust, on behalf of its series, Ohio Municipal Cash Trust (the "Successor Ohio Fund"), whereby the Successor Ohio Fund would acquire all of the assets of the Ohio Fund in exchange for shares of the Successor Ohio Fund to be distributed PRO RATA by the Ohio Fund to its shareholders in complete liquidation and termination of the Ohio Fund (OHIO FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the PENNSYLVANIA FUND, and Money Market Obligations Trust, on behalf of its series, Pennsylvania Municipal Cash Trust (the "Successor Pennsylvania Fund"), whereby the Successor Pennsylvania Fund would acquire all of the assets of the Pennsylvania Fund in exchange for shares of the Successor Pennsylvania Fund to be distributed PRO RATA by the Pennsylvania Fund to its shareholders in complete liquidation and termination of the Pennsylvania Fund (PENNSYLVANIA FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the TENNESSEE FUND, and Money Market Obligations Trust, on behalf of its series, Tennessee Municipal Cash Trust (the "Successor Tennessee Fund"), whereby the Successor Tennessee Fund would acquire all of the assets of the Tennessee Fund in exchange for shares of the Successor Tennessee Fund to be distributed PRO RATA by the Tennessee Fund to its shareholders in complete liquidation and termination of the Tennessee Fund (TENNESSEE FUND ONLY).

                      To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, the VIRGINIA FUND, and Money Market Obligations Trust, on behalf of its series, Virginia Municipal Cash Trust (the "Successor Virginia Fund"), whereby the Successor Virginia Fund would acquire all of the assets of the Virginia Fund in exchange for shares of the Successor Virginia Fund to be distributed PRO RATA by the Virginia Fund to its shareholders in complete liquidation and termination of the Virginia Fund (VIRGINIA FUND ONLY).

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed September 22, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary



October 20, 1999



YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS



ABOUT THE PROXY SOLICITATION AND THE MEETING...................................8

ELECTION OF FIVE TRUSTEES.....................................................10

ABOUT THE ELECTION OF TRUSTEES .............................................. 10

TRUSTEES STANDING FOR ELECTION................................................11

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES....................................12

APPROVAL OF AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S
DECLARATION OF TRUST..........................................................12

APPROVAL OF THE PROPOSED REORGANIZATIONS......................................14

INFORMATION ABOUT THE TRUST...............................................   20

PROXIES, QUORUM AND VOTING AT THE MEETING.....................................20

SHARE OWNERSHIP OF THE TRUSTEES...............................................21

TRUSTEE COMPENSATION..........................................................22

OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST..................................23

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................27

APPENDIX I: AGREEMENT AND PLAN OF REORGANIZATION.............................I-1

APPENDIX II - COMPARISON OF THE INVESTMENT OBJECTIVE, POLICIES AND
    LIMITATIONS FOR
EACH FUND AND THE CORRESPONDING SUCCESSOR FUND..............................II-1

        A: ALABAMA FUND AND SUCCESSOR ALABAMA FUND..........................II-1
        B: ARIZONA FUND AND SUCCESSOR ARIZONA FUND..........................II-5
        C: CALIFORNIA FUND AND SUCCESSOR CALIFORNIA FUND....................II-9
        D: CONNECTICUT FUND AND SUCCESSOR CONNECTICUT FUND.................II-13
        E: FLORIDA FUND AND SUCCESSOR FLORIDA FUND.........................II-16
        F: GEORGIA FUND AND SUCCESSOR GEORGIA FUND.........................II-20
        G: MARYLAND FUND AND SUCCESSOR MARYLAND FUND.......................II-23
        H: MASSACHUSETTS FUND AND SUCCESSOR MASSACHUSETTS FUND.............II-27
        I: MICHIGAN FUND AND SUCCESSOR MICHIGAN FUND.......................II-30
        J: MINNESOTA FUND AND SUCCESSOR MINNESOTA FUND.....................II-34
        K: NEW JERSEY FUND AND SUCCESSOR NEW JERSEY FUND...................II-38
        L: NEW YORK FUND AND SUCCESSOR NEW YORK FUND.......................II-42
        M: NORTH CAROLINA FUND AND SUCCESSOR NORTH CAROLINA FUND...........II-46
        N: OHIO FUND AND SUCCESSOR OHIO FUND...............................II-50
        O: PENNSYLVANIA FUND AND SUCCESSOR PENNSYLVANIA FUND...............II-53
        P: TENNESSEE FUND AND SUCCESSOR TENNESSEE FUND.....................II-56
        Q: VIRGINIA FUND AND SUCCESSOR VIRGINIA FUND.......................II-60

                                   DEFINITIVE



                                 PROXY STATEMENT

                            FEDERATED MUNICIPAL TRUST

                          ALABAMA MUNICIPAL CASH TRUST

                          ARIZONA MUNICIPAL CASH TRUST

                         CALIFORNIA MUNICIPAL CASH TRUST

                        CONNECTICUT MUNICIPAL CASH TRUST

                          FLORIDA MUNICIPAL CASH TRUST

                          GEORGIA MUNICIPAL CASH TRUST

                          MARYLAND MUNICIPAL CASH TRUST

                       MASSACHUSETTS MUNICIPAL CASH TRUST

                          MICHIGAN MUNICIPAL CASH TRUST

                         MINNESOTA MUNICIPAL CASH TRUST

                         NEW JERSEY MUNICIPAL CASH TRUST

                          NEW YORK MUNICIPAL CASH TRUST

                       NORTH CAROLINA MUNICIPAL CASH TRUST

                            OHIO MUNICIPAL CASH TRUST

                        PENNSYLVANIA MUNICIPAL CASH TRUST

                         TENNESSEE MUNICIPAL CASH TRUST

                          VIRGINIA MUNICIPAL CASH TRUST

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which presently consists of seventeen portfolios or series, Alabama Municipal Cash Trust (the "Alabama Fund"), Arizona Municipal Cash Trust (the "Arizona Fund"), California Municipal Cash Trust (the "California Fund"), Connecticut Municipal Cash Trust (the "Connecticut Fund"), Florida Municipal Cash Trust (the "Florida Fund"), Georgia Municipal Cash Trust (the "Georgia Fund"), Maryland Municipal Cash Trust (the "Maryland Fund"), Massachusetts Municipal Cash Trust (the "Massachusetts Fund"), Michigan Municipal Cash Trust (the "Michigan Fund"), Minnesota Municipal Cash Trust (the "Minnesota Fund"), New Jersey Municipal Cash Trust (the "New Jersey Fund"), New York Municipal Cash Trust (the "New York Fund"), North Carolina Municipal Cash Trust (the "North Carolina Fund"), Ohio Municipal Cash Trust (the "Ohio Fund"), Pennsylvania Municipal Cash Trust (the "Pennsylvania Fund"), Tennessee Municipal Cash Trust (the "Tennessee Fund") and Virginia Municipal Cash Trust (the "Virginia Fund") (individually a "Fund," and collectively the "Funds"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



        The Board has reviewed the proposed amendments to the Trust's Declaration of Trust, as well as the proposed reorganization of each Fund (each a "Reorganization" and collectively, the "Reorganizations"), and has approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 20, 1999, to shareholders of record at the close of business on September 22, 1999 (the "Record Date").



        The following table sets forth the number of shares of beneficial interest of each Fund, by class, which were outstanding on the Record Date:



 ...............                                           NUMBER OF SHARES
                                                          ----------------
 ...............                                           OUTSTANDING
                                                          -----------

ALABAMA FUND...                                           254,764,308

ARIZONA FUND

 ........Institutional Service Shares                      30,593,437

CALIFORNIA FUND

 ........Institutional Service Shares                      494,410,673
 ........Institutional Shares                              66,190,861

CONNECTICUT FUND

 ........Institutional Service Shares                      268,702,821

FLORIDA FUND

 ........Cash II Series                                    51,413,096
 ........Institutional Shares                              133,876,781

GEORGIA FUND...                                           233,693,390

MARYLAND FUND..                                           43,194,958

MASSACHUSETTS FUND

 ........Boston 1784 Funds Shares                          194,732,890
 ........Institutional Service Shares                      394,062,166

MICHIGAN FUND

 ........Institutional Service Shares                      204,645,361
 ........Institutional Shares                              14,190,878

MINNESOTA FUND

 ........Cash Series Shares                                241,393,624
 ........Institutional Shares                              280,608,724

NEW JERSEY FUND

 ........Institutional Service Shares                      62,190,260
 ........Institutional Shares                              120,293,369

NEW YORK FUND

 ........Cash II Shares                                    62,836,908
 ........Institutional Service Shares                      586,004,742

NORTH CAROLINA FUND                                       183,987,043

OHIO FUND

 ........Institutional Service Shares                      90,924,443
 ........Institutional Shares                              102,978,606
 ........Cash II Shares                                    88,772,090

PENNSYLVANIA FUND

 ........Institutional Service Shares                      251,625,705
 ........Institutional Shares                              130,379,016
 ........Cash II Shares                                    44,213,039

TENNESSEE FUND

 ........Institutional Service Shares                      23,511,317
 ........Institutional Shares                              35,506,831

VIRGINIA FUND

 ........Institutional Service Shares                      241,012,848
 ........Institutional Shares                              35,174,145

        The Funds' annual reports, which include audited financial statements for the fiscal year ended October 31, 1998, were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the period ended April 30, 1999, were also previously mailed to shareholders. The Funds' annual reports and semi-annual reports are incorporated by reference into this Proxy Statement. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of a Fund's annual report and/or semi-annual report. Requests for an annual report or semi-annual report for a Fund may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400. Shareholders of Boston 1784 Funds Shares of the Massachusetts Fund should call 1-800-BKB-1784 to request an annual report or semi-annual report for the Massachusetts Fund.



                     PROPOSAL #1: ELECTION OF FIVE TRUSTEES

        The persons named as proxies intend to vote in favor of the election of Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Cunningham, Mansfield and Walsh are presently serving as Trustees. If elected by shareholders, Messrs. Constantakis and Donahue are expected to assume their responsibilities as Trustees effective January 1, 2000. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees, and "OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST" in this Proxy Statement for current information about the incumbent Trustees who have previously been elected by shareholders. Except as otherwise provided in this Proxy Statement, it is currently anticipated that each of the incumbent Trustees will continue to serve as a Trustee following the Meeting.

     Messrs. Cunningham, Mansfield and Walsh were appointed Trustees on January 1, 1999, to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Constantakis and Donahue are being proposed for election as Trustees as a result of the decision to expand the size of the Board.

        All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the five individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

        If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

        The Declaration of Trust provides that Trustees will continue in office until their respective successors are elected, and therefore, when elected, Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

        Set forth below is a listing of: (i) the Trustees standing for election, and (ii) the Nominees standing for election who are not presently serving as Trustees, along with their addresses, birth dates, present positions with the Trust, if applicable, and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birth date:  March 5, 1943

Trustee

     Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly, Director, Redgate Communications and EMC Corporation (computer storage systems). Previous
Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton Beach, NY
Birth date:  April 10, 1945

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birth date:  November 28, 1957

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly, Vice President, Walsh & Kelly, Inc.

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birth date:  September 3, 1939

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

J. CHRISTOPHER DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company; President and Trustee, Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

     PROPOSAL #2: TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST

        Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. Certain items in the current Declaration of Trust, described below, prohibit the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.



        Accordingly, the Trustees have approved, and have authorized the submission to the Funds' shareholders for their approval, certain amendments to the Trust's Declaration of Trust. The approval of each amendment will require the affirmative vote of a majority of the outstanding voting shares of the Trust (voting as a single class) entitled to vote, as described in the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)



  PROPOSAL #2(A): TO AMEND AND RESTATE THE
                  TRUST'S DECLARATION OF TRUST TO
                  REQUIRE THE APPROVAL OF A MAJORITY
                  OF THE OUTSTANDING VOTING SHARES OF
                  THE TRUST IN THE EVENT OF THE SALE
                  AND CONVEYANCE OF THE ASSETS OF THE
                  TRUST TO ANOTHER TRUST OR
                  CORPORATION

        Article XII, Section 4(b) of the Declaration of Trust currently requires the approval of the holders of more than fifty percent of the outstanding shares of the Trust to approve any sale and conveyance of the assets of the Trust to another open-end management investment company. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of any sale and conveyance of the assets of the Funds (including the Reorganizations that are described in Proposal #3 of this Proxy Statement), the Trustees have adopted an amendment that would permit a majority vote to approve such a transaction. A majority vote means the affirmative vote of: (a) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. The amendment would provide the Trust with greater flexibility, and in the event circumstances warrant the approval of the Board, the Trustees could determine that a sale and conveyance of assets would be in the best interest of the Trust. The Trustees are recommending that shareholders approve the adoption of this proposed amendment to the Declaration of Trust.

        Proposal #3 on the agenda of the Meeting is a recommendation by the Board that the shareholders of each Fund approve the proposed Reorganization of the Fund with and into an affiliated open-end management investment company. If this Proposal #2(a) is approved by shareholders at the Meeting, the amendment will become effective immediately and will be deemed to govern the approval by the shareholders of each Fund of the Fund's Reorganization as described in Proposal #3.

        If approved by shareholders, Article XII, Section 4(b) of the Declaration of Trust would be amended to read as follows:

        "(b) The Trustees, with the approval of a Majority Shareholder Vote of each Series or Class, may sell and convey the assets of the Trust, or a Class or Series of the Trust, to another trust or corporation organized under the laws of any State of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, of each Class or Series of the Trust, and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class of the Trust, then outstanding. For the purposes of this provision, a "Majority Shareholder Vote" means the affirmative vote of the lesser of: (a) more than 50% of the outstanding voting securities entitled to vote upon the matter, or (b) 67% or more of the voting securities present at the meeting if the holders of 50% or more of the outstanding voting securities entitled to vote on the matter are present at the meeting in person or by proxy."

        In the event that the amendment to Article XII, Section 4(b) is not approved by shareholders, this section of the Declaration of Trust will remain as it currently exists, and the Board of Trustees will consider what action, if any, should be taken. In such event, the approval of each Reorganization by shareholders of a Fund, as described in Proposal #3 of this Proxy Statement, will then require the affirmative vote of more than fifty percent of the outstanding shares of the Fund.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                PROPOSAL #2(B): TO AMEND AND RESTATE THE TRUST'S

              DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES

     TO LIQUIDATE ASSETS OF THE TRUST, ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL

         Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any series or class of the Trust, and then redeem all outstanding shares of any series or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a series or class of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain. If this proposal is approved by shareholders, the Trustees will be authorized to liquidate a series or class of the Trust by Board action without a further shareholder vote.

        If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

        "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."

        The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Funds' shareholders for their approval, an amendment to the Trust's Declaration of Trust.

        In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets of the Trust, or of a series or class thereof, is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

              PROPOSAL #3: TO APPROVE THE PROPOSED REORGANIZATIONS



        The Board of Trustees of the Trust has voted to recommend to shareholders of each of the Alabama Fund, Arizona Fund, California Fund, Connecticut Fund, Florida Fund, Georgia Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, New York Fund, North Carolina Fund, Ohio Fund, Pennsylvania Fund, Tennessee Fund and Virginia Fund (individually, a "Fund," and collectively referred to as the "Funds"), the approval of an Agreement and Plan of Reorganization (individually, a "Reorganization Agreement," and collectively, the "Reorganization Agreements") whereby Money Market Obligations Trust, a Massachusetts business trust ("MMOT"), on behalf of its portfolios, Alabama Municipal Cash Trust (the "Successor Alabama Fund"), Arizona Municipal Cash Trust (the "Successor Arizona Fund"), California Municipal Cash Trust (the "Successor California Fund"), Connecticut Municipal Cash Trust (the "Successor Connecticut Fund"), Florida Municipal Cash Trust (the "Successor Florida Fund"), Georgia Municipal Cash Trust (the "Successor Georgia Fund"), Maryland Municipal Cash Trust (the "Successor Maryland Fund"), Massachusetts Municipal Cash Trust (the "Successor Massachusetts Fund"), Michigan Municipal Cash Trust (the "Successor Michigan Fund"), Minnesota Municipal Cash Trust (the "Successor Minnesota Fund"), New Jersey Municipal Cash Trust (the "Successor New Jersey Fund"), New York Municipal Cash Trust (the "Successor New York Fund"), North Carolina Municipal Cash Trust (the "Successor North Carolina Fund"), Ohio Municipal Cash Trust (the "Successor Ohio Fund"), Pennsylvania Municipal Cash Trust (the "Successor Pennsylvania Fund"), Tennessee Municipal Cash Trust (the "Successor Tennessee Fund") and Virginia Municipal Cash Trust (the "Successor Virginia Fund") (MMOT's portfolios are individually referred to as a "Successor Fund," and collectively referred to as the "Successor Funds"), would acquire all of the assets (subject to the liabilities) of each Fund, respectively, in exchange for shares of beneficial interest of the corresponding Successor Fund, to be distributed pro rata by each Fund to its respective shareholders in complete liquidation and dissolution of each Fund (each a "Reorganization" and collectively, the "Reorganizations"). As a result of the Reorganizations:



        Shareholders of the Alabama Fund will receive shares of the Successor Alabama Fund having a total net asset value equal to the total net asset value of his or her holdings in the Alabama Fund on the date of the Reorganization of the Alabama Fund;

        Shareholders of the Arizona Fund will receive shares of the Successor Arizona Fund having a total net asset value equal to the total net asset value of his or her holdings in the Arizona Fund on the date of the Reorganization of the Arizona Fund;

        Shareholders of the California Fund will receive shares of the Successor California Fund having a total net asset value equal to the total net asset value of his or her holdings in the California Fund on the date of the Reorganization of the California Fund;

        Shareholders of the Connecticut Fund will receive shares of the Successor Connecticut Fund having a total net asset value equal to the total net asset value of his or her holdings in the Connecticut Fund on the date of the Reorganization of the Connecticut Fund;

        Shareholders of the Florida Fund will receive shares of the Successor Florida Fund having a total net asset value equal to the total net asset value of his or her holdings in the Florida Fund on the date of the Reorganization of the Florida Fund;

        Shareholders of the Georgia Fund will receive shares of the Successor Georgia Fund having a total net asset value equal to the total net asset value of his or her holdings in the Georgia Fund on the date of the Reorganization of the Georgia Fund;

        Shareholders of the Maryland Fund will receive shares of the Successor Maryland Fund having a total net asset value equal to the total net asset value of his or her holdings in the Maryland Fund on the date of the Reorganization of the Maryland Fund;

        Shareholders of the Massachusetts Fund will receive shares of the Successor Massachusetts Fund having a total net asset value equal to the total net asset value of his or her holdings in the Massachusetts Fund on the date of the Reorganization of the Massachusetts Fund;

        Shareholders of the Michigan Fund will receive shares of the Successor Michigan Fund having a total net asset value equal to the total net asset value of his or her holdings in the Michigan Fund on the date of the Reorganization of the Michigan Fund;

        Shareholders of the Minnesota Fund will receive shares of the Successor Minnesota Fund having a total net asset value equal to the total net asset value of his or her holdings in the Minnesota Fund on the date of the Reorganization of the Minnesota Fund;

        Shareholders of the New Jersey Fund will receive shares of the Successor New Jersey Fund having a total net asset value equal to the total net asset value of his or her holdings in the New Jersey Fund on the date of the Reorganization of the New Jersey Fund;

        Shareholders of the New York Fund will receive shares of the Successor New York Fund having a total net asset value equal to the total net asset value of his or her holdings in the New York Fund on the date of the Reorganization of the New York Fund;

        Shareholders of the North Carolina Fund will receive shares of the Successor North Carolina Fund having a total net asset value equal to the total net asset value of his or her holdings in the North Carolina Fund on the date of the Reorganization of the North Carolina Fund;

        Shareholders of the Ohio Fund will receive shares of the Successor Ohio Fund having a total net asset value equal to the total net asset value of his or her holdings in the Ohio Fund on the date of the Reorganization of the Ohio Fund;

        Shareholders of the Pennsylvania Fund will receive shares of the Successor Pennsylvania Fund having a total net asset value equal to the total net asset value of his or her holdings in the Pennsylvania Fund on the date of the Reorganization of the Pennsylvania Fund;

        Shareholders of the Tennessee Fund will receive shares of the Successor Tennessee Fund having a total net asset value equal to the total net asset value of his or her holdings in the Tennessee Fund on the date of the Reorganization of the Tennessee Fund; and

        Shareholders of the Virginia Fund will receive shares of the Successor Virginia Fund having a total net asset value equal to the total net asset value of his or her holdings in the Virginia Fund on the date of the Reorganization of the Virginia Fund.



        MMOT is an open-end management investment company that consists of a number of portfolios, each of which has its own investment objective. The Successor Funds are newly-organized portfolios of MMOT (initially "shell" portfolios). Each Successor Fund has the same investment objective as the corresponding Fund that is merging into the Successor Fund. The permissible investments for the Successor Funds are the same as the permissible investments for the Funds, and the Successor Funds use comparable investment strategies. Each of the Funds pursues its investment objective by investing in a portfolio of high-quality, tax-exempt securities maturing in 13 months or less, and each Successor Fund pursues its investment objective by investing in a portfolio of high-quality, tax-exempt securities maturing in 397 days or less. The average maturity of each Fund's and each Successor Fund's portfolio, computed on a dollar weighted basis, will be 90 days or less. Each of the Funds and the Successor Funds are money market mutual funds that seek to stabilize their offering and redemption prices at $1.00 per share, although there can be no assurance that any of the Funds or the Successor Funds will be able to do so. (See "Comparison of Investment Policies and Risk Factors" below.) An investment in any of the Funds or the Successor Funds is neither insured nor guaranteed by the U.S. government.



        As a condition to each Reorganization, the Trust and MMOT will receive an opinion of counsel that each Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by either the Trust or MMOT or by the shareholders of any Fund. The tax basis of each Successor Fund's shares received by the corresponding Fund's shareholders will be the same as the tax basis of their shares in the Fund.



         Significant components of the Reorganizations and provisions of the Reorganization Agreements are summarized below; however, this summary of the Reorganization Agreements is qualified in its entirety by reference to the full text of each of the seventeen Reorganization Agreements between the Trust, on behalf of its portfolios, the Alabama Fund, Arizona Fund, California Fund, Connecticut Fund, Florida Fund, Georgia Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, New York Fund, North Carolina Fund, Ohio Fund, Pennsylvania Fund, Tennessee Fund and Virginia Fund, and MMOT, on behalf of its portfolios, the Successor Alabama Fund, Successor Arizona Fund, Successor California Fund, Successor Connecticut Fund, Successor Florida Fund, Successor Georgia Fund, Successor Maryland Fund, Successor Massachusetts Fund, Successor Michigan Fund, Successor Minnesota Fund, Successor New Jersey Fund, Successor New York Fund, Successor North Carolina Fund, Successor Ohio Fund, Successor Pennsylvania Fund, Successor Tennessee Fund and Successor Virginia Fund, respectively. A copy of the Reorganization Agreement between the Trust, on behalf of the Alabama Fund, and MMOT, on behalf of the Successor Alabama Fund, is attached as Appendix I to this Proxy Statement. The sixteen other Reorganization Agreements, between the Trust, on behalf of each Fund, and MMOT, on behalf of each corresponding Successor Fund, are identical to the Reorganization Agreement attached as Appendix I to this Proxy Statement, except for each Reorganization Agreement's identification of the respective Fund and the Successor Fund.



DESCRIPTION OF THE REORGANIZATION AGREEMENTS

         The discussion in this Proxy Statement refers to the Reorganization Agreement between the Trust, on behalf of the Alabama Fund, and MMOT, on behalf of the Successor Alabama Fund. This discussion also applies to the other sixteen Reorganizations, and describes the provisions of the other sixteen Reorganization Agreements.

         The Reorganization Agreement for the Alabama Fund provides that all of the assets of the Alabama Fund will be transferred to the Successor Alabama Fund, subject to the liabilities of the Alabama Fund. Each holder of shares of the Alabama Fund will receive the same number (with the same aggregate value) of shares of the Successor Alabama Fund as the shareholder had in the Alabama Fund immediately prior to the Reorganization. The Alabama Fund's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the Successor Alabama Fund.

        Following the transfer of assets (subject to liabilities) of the Alabama Fund to the Successor Alabama Fund, and the issuance of shares by the Successor Alabama Fund to the Alabama Fund, the Alabama Fund will distribute the shares of the Successor Alabama Fund received by the Alabama Fund among the shareholders of the Alabama Fund in proportion to the number of shares each such shareholder holds in the Alabama Fund. Following the Reorganization, shareholders of the Alabama Fund will be shareholders of the Successor Alabama Fund. Upon the completion of the Reorganization, the Trust will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Trust will be permanently closed after the Reorganization. MMOT will not issue share certificates with respect to shares of the Successor Alabama Fund issued in connection with the Reorganization.



        The Reorganization is subject to certain conditions. These conditions include: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Alabama Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after December 1, 1999.



        The Alabama Fund's investment adviser is responsible for the payment of all expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and a portion of the costs of preparing, printing, copying and mailing proxy solicitation materials to the Alabama Fund's shareholders.



        The Reorganization may be terminated at any time prior to its consummation by either the Trust or MMOT if circumstances should develop that, in the opinion of either the Board of the Trust or the Board of Trustees of MMOT, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreement and it would be consistent with the best interests of the shareholders of the Alabama Fund and the Successor Alabama Fund; and (ii) the parties may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Alabama Fund or the Successor Alabama Fund, as the case may be.

REASONS FOR THE PROPOSED REORGANIZATIONS



        The Trust was established as a Massachusetts business trust in 1989. Although the Board has been satisfied with the Alabama Fund's performance, it, and the Trust's distributor and administrator, believe that reorganizing the Alabama Fund as a portfolio of MMOT could streamline the Alabama Fund's distribution and administration. Accordingly, the Trust's distributor and administrator have recommended to the Board of Trustees of MMOT that the Successor Alabama Fund be organized for the purpose of acquiring the Alabama Fund's assets and thereby reorganizing the Alabama Fund as a portfolio of MMOT. The Trust's distributor and administrator similarly recommended to the Trustees of the Trust that the Alabama Fund's assets be transferred to MMOT, on behalf of the Successor Alabama Fund, in order to reorganize it as a separate portfolio of MMOT. In connection with this proposal, the Trust's distributor and administrator emphasized the comparable advisory services provided the Alabama Fund and the Successor Alabama Fund, the identical investment objectives and the similar investment policies of the Alabama Fund and the Successor Alabama Fund, and the administrative convenience and simplification of management achievable by operating the Alabama Fund as a portfolio of MMOT.

BOARD OF TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

        The Trust's Board of Trustees, at its meeting on May 18, 1999, concluded that the reorganization of the Alabama Fund as a portfolio of MMOT could provide for streamlined distribution and administration. The Trust's Trustees also noted that the Alabama Fund's shareholders would continue to receive the same quality of investment management services from the Successor Alabama Fund's investment adviser, which is also the Alabama Fund's current investment adviser. The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Alabama Fund, and that the interests of the Alabama Fund's shareholders would not be diluted as a result of effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the Alabama Fund will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Trustees of the Trust unanimously voted to approve, and recommended to the Alabama Fund's shareholders the approval of, the Reorganization.

        The Board of Trustees of MMOT, including the Trustees who are not "interested persons," at the Board's meeting on May 18, 1999, unanimously concluded that consummation of the Reorganization is in the best interests of MMOT and the shareholders of the Successor Alabama Fund, and that the interests of the Successor Alabama Fund's shareholders would not be diluted as a result of effecting the Reorganization. As a consequence, the Board of Trustees of MMOT unanimously approved the Reorganization Agreement.



        Under the current terms of the Declaration of Trust, the approval of each Reorganization requires the affirmative vote of more than fifty percent of the aggregate number of shares of the respective Fund entitled to vote on the matter. If Proposal #2(a) described in this Proxy Statement is approved, however, that amendment to the Declaration of Trust will become effective immediately, and this Proposal #3 to approve each Reorganization will require the affirmative vote of a majority of the outstanding voting shares of each Fund entitled to vote on the matter as described in this Proxy Statement. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)



FEDERAL INCOME TAX CONSEQUENCES



        As a condition to the Reorganization, the Trust, on behalf of the Alabama Fund, and MMOT, on behalf of the Successor Alabama Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Trust and MMOT, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code, and the Alabama Fund and the Successor Alabama Fund each will be a "party to the reorganization" within the meaning of section 368(b) of the Code; (2) no gain or loss will be recognized by the Successor Alabama Fund upon its receipt of the Alabama Fund's assets (subject to the liabilities of the Alabama Fund) in exchange for the Successor Alabama Fund shares; (3) no gain or loss will be recognized by the Alabama Fund upon the transfer of its assets (subject to the liabilities of the Alabama Fund) to the Successor Alabama Fund in exchange for Successor Alabama Fund shares or upon the distribution (whether actual or constructive) of the Successor Alabama Fund shares to the Alabama Fund shareholders in exchange for their shares of the Alabama Fund; (4) no gain or loss will be recognized by shareholders of the Alabama Fund upon exchange of their Alabama Fund shares for the Successor Alabama Fund shares; (5) the tax basis for the Alabama Fund's assets acquired by the Successor Alabama Fund will be the same as the tax basis of such assets to the Alabama Fund immediately prior to the Reorganization; (6) the tax basis of the Successor Alabama Fund shares received by each shareholder of the Alabama Fund pursuant to the Reorganization will be the same as the tax basis of the Alabama Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the Alabama Fund in the hands of the Successor Alabama Fund will include the period during which those assets were held by the Alabama Fund; and (8) the holding period of the Successor Alabama Fund shares received by each shareholder of the Alabama Fund pursuant to the Reorganization will include the period during which the Alabama Fund shares exchanged therefor were held by such shareholder, provided the Alabama Fund shares were held as capital assets on the date of the Reorganization.



         The Trust and MMOT have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS

         The investment objective of the Alabama Fund is identical to the investment objective of the Successor Alabama Fund. Investments in both the Alabama Fund and the Successor Alabama Fund are not insured or guaranteed by the U.S. government. Since the Alabama Fund and the Successor Alabama Fund are managed to maintain a constant net asset value, they have little risk of principal loss. However, investments in the Alabama Fund and the Successor Alabama Fund are subject to certain risks, which include, but are not limited to, the following: the possibility that issuers of securities will have their credit ratings downgraded; the ability of the issuers of securities to meet their obligations for payment of principal and interest when due or to repurchase such securities as previously agreed; interest rate or market risk, which is the potential for fluctuations in the prices of debt securities, due to changing interest rates (e.g., when interest rates rise, bond prices generally decline); prepayment or call risk, which is the likelihood that, during periods of falling interest rates, debt securities will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested by the Alabama Fund or the Successor Alabama Fund at a generally lower interest rate; and international economic and political developments, which may have an impact on issuers of securities owned by the Alabama Fund or the Successor Alabama Fund. These risks could result in a loss of value of an investment in the Alabama Fund, or in the Successor Alabama Fund when it commences operations.



         The permissible investments for the Alabama Fund and the Successor Alabama Fund are identical. The investment policies and restrictions of the Successor Alabama Fund have been established so as to be comparable to the current investment policies and restrictions of the Alabama Fund. The differences between the investment policies and restrictions of the Alabama Fund and those of the Successor Alabama Fund result from the standardization of certain investment policies and restrictions among the Federated Funds, including the Successor Alabama Fund, and the elimination of certain investment limitations which govern the Alabama Fund and had been previously required under state law. A number of these investment limitations have been preempted and are no longer applicable, and hence, the Successor Alabama Fund is not required to adopt them. Appendix II to this Proxy Statement identifies the differences between the investment policies and restrictions of the Alabama Fund and the Successor Alabama Fund. (Appendix II to this Proxy Statement also identifies the differences between the investment policies and restrictions of each of the sixteen other Funds and its corresponding Successor Fund subject to the Reorganizations.) The investment adviser to the Alabama Fund and the Successor Alabama Fund does not believe that the differences in investment policies and restrictions are material. In addition, the adviser believes that the level of risk of an investment in the Alabama Fund is comparable to, and does not materially differ from, the level of risk of an investment in the Successor Alabama Fund.



COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS



        Each of the Trust and MMOT is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The rights of the shareholders of the Funds and the rights of the shareholders of the Successor Funds relating to voting, distributions and redemptions, as set forth in the applicable Declaration of Trust and By-Laws, are substantively identical. Set forth below is a brief summary of the significant rights of shareholders of the Trust and of MMOT.

        Neither the Trust nor MMOT is required to hold annual meetings of shareholders. Shareholder approval is necessary only for certain changes in operations or the election of Trustees under certain circumstances. A special meeting of shareholders of either the Trust or MMOT for any permissible purpose shall be called by the Trustees upon the written request of the holders of at least 10% of the outstanding shares of the Trust or MMOT, as the case may be. Each share of the Trust and of MMOT is entitled to one vote. All shares of MMOT have equal voting rights, except that only shares of each Successor Fund are entitled to vote on matters only affecting that Successor Fund.



        Under certain circumstances, shareholders of the Funds and shareholders of the Successor Funds may be held personally liable as partners under Massachusetts law for obligations of the Trust or of MMOT, respectively. To protect their shareholders, the Trust and MMOT have filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of their shareholders for such acts or obligations of the Trust or MMOT. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or MMOT or their Trustees enter into or sign.

        In the unlikely event a shareholder is held personally liable for the Funds' or the Successor Funds' obligations, the Funds and the Successor Funds are each required to use their property to protect or compensate the shareholder. On request, the Funds and the Successor Funds will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Funds or Successor Funds, as applicable. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust or MMOT cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Trust or MMOT.

     PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTION AND PRICING

         The purchase, redemption, exchange privileges and distribution policies of the Funds are identical to the purchase, redemption, exchange privileges and distribution policies of the Successor Funds.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT INFORMATION ABOUT THE TRUST PROXIES, QUORUM AND VOTING AT THE MEETING



        Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust or a Fund means:
(a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. Trustees are elected by a plurality vote, as described under Proposal #1 in this Proxy Statement. The favorable vote of a majority of the outstanding voting shares of the Trust (voting as a single class) is required to approve each of the proposed amendments to the Declaration of Trust. If Proposal #2(a) in this Proxy Statement is approved by shareholders, then the favorable vote of a majority of the outstanding voting shares of a Fund, as described above, will be required to approve the Fund's Reorganization, as described in Proposal #3. If Proposal #2(a) is not approved by shareholders, then the affirmative vote of a majority of the shares of a Fund entitled to be cast will be required to approve the Fund's Reorganization.



        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.



        In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of all series and classes entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of Trustees and the amendments to the Declaration of Trust. Holders of more than fifty percent of the total number of outstanding shares of a Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on a Fund's Reorganization.



        For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Insurance Series; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; and World Investment Series, Inc.

SHARE OWNERSHIP OF THE TRUSTEES

Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.



ALABAMA MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of Alabama Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Lynspen & Co., Birmingham, AL, owned approximately 63,329,740.2400 shares (24.86%); Hubco, Birmingham, AL, owned approximately 58,834,039.1200 shares (23.09%); Lynspen & Co., Birmingham, AL, owned approximately 14,209,268.6800 shares (5.58%) and NBC Securities Inc., Birmingham, AL, owned approximately 13,772,902.4400 shares (5.41%).

ARIZONA MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Institutional Service Shares class of the Arizona Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Northwest Investment Services Inc., Minneapolis, MN, owned approximately 7,867,805.7800 shares (25.72%); Zions First National Bank, Salt Lake City, UT, owned approximately 7,573,693.3100 shares (24.76%); Colonial Trust Co. Personal Division, Phoenix, AZ, owned approximately 7,501,941.3500 shares (24.52%); Dain Rauscher Incorporated, Minneapolis, MN, owned approximately 3,265,239.7100 shares (10.67%) and Dain Rauscher Inc. FBO, Phoenix, AZ, owned approximately 2,076,981.34000 (6.79%).

CALIFORNIA MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Institutional Shares class of the California Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Union Bank of California Omnibus Sweep, San Diego, CA, owned approximately 18,436,679.9800 shares (27.85%); Cupertino National Bank & Trust Co., Palo Alto, CA, 13,702,296.0400 shares (20.70%); Bank of Stockton, Stockton, CA., owned approximately 5,895,910.4000 shares (8.91%); Santa Monica Bank, Santa Monica, CA., owned approximately 5,279,397.0000 shares (7.98%); Fiduciary Trust Co. International, New York, NY, owned approximately 4,777,727.8100 shares (7.22%); CB& T Company, Oakland, CA, owned approximately 4,355,958.1200 shares (6.58%) and Union Safe Deposit Bank, Stockton, CA, owned approximately 4,163,274.5200 shares (6.29%). At close of business on the Record Date, the following shareholders of the Institutional Service Shares class of California Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Piper Jaffray Inc., Minneapolis, MN owned approximately 72,426,342.9800 shares (14.65%); Capital Network Services Inc., San Francisco, CA, owned approximately 55,915,450.6200 shares (11.31%); Wells Fargo Institutional Securities Sales, San Francisco, CA, owned approximately 37,047,884.2700 shares (7.49%); Naidot & Co., Woodbridge, NJ, owned approximately 36,357,800.0000 shares (7.35%) and Omnibus Reinvest Account, New York, NY, owned approximately 34,752,404,0500 shares (7.03%).

CONNECTICUT MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Institutional Service Shares class of the Connecticut Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: First Union National Bank, Charlotte, NC, owned approximately 49,862,715.4800 shares (18.56%) and Fleet Securities Corp., Rochester, NY, owned approximately 14,738,978.4600 shares (5.49%).

FLORIDA MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholder of the Cash II Shares class of the Florida Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Trustman, Atlanta, GA, owned approximately 43,368,739.4000 shares (84.35%). At the close of business on the Record Date, the following shareholders of the Institutional Shares class of the Florida Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Calhoun & Co., Detroit, MI, owned approximately 24,419,942.1100 shares (18.24%); Lynspen & Co., Birmingham, AL, owned approximately 11,342,182.4600 shares (8.47%); Fleet Securities Corp., Rochester, NY, owned approximately 9,774,572.3900 shares (7.30%) and Wachovia Bank, Winston Salem, NC, owned approximately 7,990,782.6200 shares (5.97%).

GEORGIA MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Georgia Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Wachovia Bank of North Carolina, Winston-Salem, NC, owned approximately 64,669,894.6200 shares (27.67%) and Cobatco, Columbus, GA, owned approximately 24,494,583.0300 shares (10.48%).

MARYLAND MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Maryland Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Davenport & Company LLC, Richmond, VA, owned approximately 5,923,954.6400 shares (13.71%); First Union Capital Markets Corp., Charlotte, NC, owned approximately 4,046,003.7800 shares (9.37%); Arthur L. Smith, Baltimore, MD, owned approximately 3,007,801.5800 shares (6.96%) and CB Hayman & SF Scholder Trustees for Louis J. Fox Marital Trust No. 2, Baltimore, MD, owned approximately 2,462,600.9700 shares (5.70%).

MASSACHUSETTS MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Institutional Service Shares class of the Massachusetts Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: State Street Bank & Trust, North Quincy, MA, owned approximately 68,597,952.3500 shares (24.33%); Turtle & Co., Boston, MA, owned approximately 36,969,737.4300 shares (13.11%); Bob & Co., Boston, MA, owned approximately 32,729,398.8100 shares (11.61%); Scott M. Sperling, Wayland, MA, owned approximately 20,026,863.0200 shares (7.10%); Haldor Investment Advisors LP., Boston, MA, owned approximately 16,805,100.1000 shares (5.96%) and Saxon & Co., Lester, PA, owned approximately 16,008,325.5200 shares (5.68%). At the close of business on the Record Date, the following shareholders of the Boston 1784 Funds Shares class of the Massachusetts Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Bank Boston, Boston, MA, owned approximately 194,732,785.8800 shares (100.00%).

MICHIGAN MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Institutional Shares class of the Michigan Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: First Mar & Co., Marquette, MI, owned approximately 6,493,640.6800 shares (45.76%); Sturgis Bank & Trust Company, Sturgis, MI, owned approximately 1,813,446.8000 shares (12.78%); Sunatco Partnership as Nominee for SNB as Trustee Custodian or Agent, Hancock, MI, owned approximately 1,606,577.6600 shares (11.32%); National City Bank, Cleveland, OH, owned approximately 1,320,286.3100 shares (9.30%) and Fotru Co., Grand Rapids, MI, owned approximately 888,318,9900 shares (6.26%). At the close of business on the Record Date, the following shareholders of the Institutional Service Shares class of the Michigan Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: McDonald & Co. Securities Inc., Cincinnati, OH, owned approximately 41,309,722.8800 shares (20.19%); Var & Co., St. Paul, MN., owned approximately 36,005,349.0000 shares (17.59%) and Arthur M.

Sills Trust, West Bloomfield, MI, owned approximately 11,590,344.7100 shares (5.66%).

MINNESOTA MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Cash Series Shares class of the Minnesota Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Dain Rauscher Incorporated, Minneapolis, MN, owned approximately 68,808,721.3300 shares (28.50%); Piper Jaffray Inc., Minneapolis, MN, owned approximately 60,132,871.6100 shares (24.91%); Norwest Investment Services Inc., Minneapolis, MN, owned approximately 47,342,745.5100 shares (19.62%); FBS Investment Services Inc., Minneapolis, MN owned approximately 16,761,012.6000 shares (6.94%) and MJK Clearing Omnibus Account, Minneapolis, MN, owned approximately 16,219,052.7400 shares (6.72%). At the close of business on the Record Date, the following shareholders of the Institutional Shares class of the Minnesota Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: VAR & Co., St. Paul, MN, owned approximately 136,841,656.000 shares (48.77%); Lew & Co., Minneapolis, MN, owned approximately 59,389,489.8900 shares (21.16%) and Firmad & Co., Milwaukee, WI, owned approximately 23,349,248.0200 shares (8.32%).

NEW JERSEY MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Institutional Shares class of the New Jersey Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Fleet Securities Corp., Rochester, NY, owned approximately 43,167,338.9800 shares (35.89%); United National Bank, Bridgewater, NJ, owned approximately 15,891,334.3900 shares (13.21%); First Union National Bank, Charlotte, NC, owned approximately 12,592,058.5300 shares (10.47%); Summit Bank, Hackensack, NJ, owned approximately 11,826,310.6100 shares (9.83%); The Bopac Company, Clifton, NJ, owned approximately 9,302,669.9700 shares (7.73%); Fiduciary Trust Co., International, New York, NY, owned approximately 8,627,000.0000 shares (7.17%) and Naidot & Co., Woodbridge, NJ, owned approximately 7,383,400.000 shares (6.14%). At the close of business on the Record Date, the following shareholders of the Institutional Service Shares class of the New Jersey Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Fiduciary Trust Co. International, New York, NY, owned approximately 18,160,0000.0000 shares (29.20%); Tellson & Co., Gladstone, NJ, owned approximately 11,958,830.1700 shares (19.23%) and Victers Three D. Inc., Maywood, NJ, owned approximately 3,219,603.8400 shares (5.18%).

NEW YORK MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Cash II Shares class of the New York Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Compass Investment Service Inc., Melville, NY owned approximately 14,898,595.1000 shares (23.71%); North Fork Bank, Mattituck, NY owned approximately 7,412,488.1900 shares (11.80%); Jonathan F. Boucher, New York, NY, owned approximately 4,950,086.5500 shares (7.88%) and Michael A. Kalman MD, New York, NY, owned approximately 3,236,233.4900 shares (5.15%). At the close of business on the Record Date, the following shareholders of the Institutional Service Shares class of the New York Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the
Fund: Fleet Securities Corp., Rochester, NY, owned approximately 94,126,045.7000 shares (16.06%); Fiduciary Trust Co. International, New York, NY, owned approximately 82,638,900.0000 (14.10%) and Naidot & Co., Woodbridge, NJ, owned approximately 28,225,3000.00 shares (4.81%).

NORTH CAROLINA MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the North Carolina Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Central Carolina Bank & Trust, Durham, NC, owned approximately 19,503,997.1600 shares (10.60%) and First Union Capital Markets Corp., Charlotte, NC, owned approximately 17,866,277.4400 shares (9.71%).

OHIO MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Cash II Shares class of the Ohio Municipal Cash Trust owned, to the knowledge of management more then 5% of the outstanding shares of the Fund: Firstmerit Bank, Akron, OH, owned approximately 23,134,119.9600 shares (26.06%); Sweney Cartwright & Company, Columbus, OH, owned approximately 15,314,653.8200 shares (17.25%); James P. Buchwald and Maureen F. Buchwald, Mount Vernon, OH, owned approximately 10,761,979.6000 shares (12.12%); Parker Hunter Inc., Pittsburgh, PA, owned approximately 6,246,719.0300 shares (7.04%); Park Corporation, Cleveland, OH, owned approximately 5,336,832.2900 shares (6.01%) and Citizens National Bank, Canton, OH, owned approximately 5,049,816.3900 shares (5.69%). At the close of business on the Record Date, the following shareholders of the Institutional Shares class of the Ohio Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Park National Bank, Newark, OH, owned approximately 35,487,116.7100 shares (34.46%); Mahoning National Bank, Youngstown, OH, owned approximately 21,927,931.1000 shares (21.29%); The Citizens Banking Co., Findlay, OH, owned approximately 15,577,805.9400 shares (15.13%); National City, Cleveland, OH, owned approximately 7,658,503.1100 shares (7.44%); Grand Old Co., Zanesville, OH, owned approximately 6,030,976.1400 shares (5.86%) and Croghan Colonial Bank, Fremont, OH, owned approximately 5,345,940.0200 shares (5.19%). At the close of business on the Record Date the following shareholders of the Institutional Service Shares class of the Ohio Municipal Cash Trust (the "Fund") owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Milards & Co., Oaks, PA, owned approximately 40,439,552.0900 shares (44.48%); Kent Sporting Goods, New London, OH, owned approximately 12,295,063.2500 shares (13.52%); Delaware County Bank, Delaware, OH, owned approximately 9,536,525.2500 shares (10.49%) and Security National Bank and Trust Co., Springfield, OH, 9,190,993.7600 shares (10.11%).

PENNSYLVANIA MUNICIPAL CASH TRUST: At the close of business on the Record Date the following shareholder of the Cash Series Shares class of the Pennsylvania Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Parker Hunter Inc., Pittsburgh, PA, owned approximately 23,201,013.7200 shares (52.48%). At the close of business on the Record Date the following shareholders of the Institutional Shares class of the Pennsylvania Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: Commonwealth of Pennsylvania, Harrisburg, PA, owned approximately 49,399,985.2300 shares (37.89%); Univest & Company, Souderton, PA, owned approximately 12,326,331.8500 shares (9.45%); South Co., Scranton, PA, owned approximately 9,494,357.8900 shares (7.28%) and The Chanse Manhattan Bank, New York, NY, owned approximately 7,376,911.0000 (5.66%). At the close of business on the Record Date the following shareholders of the Institutional Service Shares class of the Pennsylvania Municipal Cash Trust owned, to the knowledge of management more than 5% of the outstanding shares of the Fund: First Union National Bank, Charlotte, NC, owned approximately 65,308,230.7000 (25.95%); Plitt &Co., Baltimore, MD, owned approximately 31,077,301.5100 shares (12.35%); Keystone Financial Inc., Altoona, PA, approximately 28,333,105.2800 shares (11.26%); The Fulton Company, Lancaster, PA, owned approximately 15,537,815.4200 shares (6.17%); Mellon Bank Capital Markets, Pittsburgh, PA, 13,702,575.8000 shares (5.45%) and Summit Bank, Hackensack, NJ, owned 13,621,099.9400 shares (5.41%).

TENNESSEE MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Institutional Shares class of the Tennessee Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Trust Co. of Knoxville DEM-Account, Knoxville, TN, owned approximately 11,617,305.2000 shares (32.72%); Sharp Market & Company, Knoxville, TN owned approximately 9,014,975.0000 shares (25.39%); James A. Massey, Collierville, TN, owned approximately 7,644,053.1700 shares (21.53%) and State Street Bank & Trust Company, Boston, MA, owned approximately 2,151,891.3200 shares (6.06%). At the close of business on the Record Date the following shareholders of the Institutional Service Shares class of the Tennessee Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Okeena & Co., Dyersburg, TN, owned approximately 3,238,583.1900 shares (13.77%); Linda Stone Kaplan, Memphis, TN, owned approximately 2,447,296.1500 shares (10.41%); Derril Reevs & Margeret Revves, Brentwood, TN, owned approximately 2,084,713.3300 shares (8.87%%) and James K. Dobbs III, Memphis, TN, owned approximately 1,938,546.1100 shares (8.25%).

VIRGINIA MUNICIPAL CASH TRUST: At the close of business on the Record Date, the following shareholders of the Institutional Shares class of the Virginia Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Comfort & Co., Newport News, VA, owned approximately 12,361,459.6700 shares (35.14%); The Trust company of Virginia, Richmond, VA, owned approximately 4,742,081.7800 shares (13.48%); Riggs Bank, Washington, DC, owned approximately 4,328,421.0300 shares (12.31%); Planters Bank & Trust Co., Staunton, VA, owned approximately 2,701,050.6200 shares (7.68%); National Bank of Fredericksburg, Fredericksburg, VA, owned approximately 2,490,827.0000 shares (7.08%); Firstblue & Company, Bluefield, WV, owned approximately 1,878,399.6700 shares (5.34%) and Fubs & Co., Charlotte, NC, owned approximately 1,772,652.3000 shares (5.04%). At the close of business on the record Date, the following shareholders of the Institutional Service Shares class of the Virginia Municipal Cash Trust owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Scott & Stringfellow Inc., Richmond, VA, owned approximately 51,534,795.4900 shares (21.38%) and First Union Capital Markets Corp., Charlotte, NC, owned approximately 16,268,488.2800 shares (6.75%).

TRUSTEE COMPENSATION



NAME AND POSITION                   AGGREGATE                 TOTAL COMPENSATION PAID
WITH TRUST                        COMPENSATION                  FROM FUND COMPLEX+

                                      FROM

                                     TRUST1#
-------------------------------- ---------------- ------------------------------------------------
John F. Donahue*@                      $0         $0 for the Trust and 54 other
Chairman and Trustee                              investment companies in the Fund Complex
Thomas G. Bigley                    $4,076.31     $113,860.22 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex
John T. Conroy, Jr.                 $4,484.62     $125,264.48 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex
John F. Cunningham**                   $0         $125,264.48 for the Trust and 46 other
Trustee                                           investment companies in the Fund Complex
Lawrence D. Ellis, M.D. *           $4,076.31     $113,860.22 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex
Glen R. Johnson*++                     $0         $0 for the Trust and 16 other
President and Trustee                             investment companies in the Fund Complex
Peter E. Madden                     $4,076.31     $113,860.22 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex
Charles F. Mansfield, Jr.**            $0         $0 for the Trust and 50 other
Trustee                                           investment companies in the Fund Complex
John E. Murray, Jr., J.D.,          $4,076.31     $113,860.22 for the Trust and 54 other
S.J.D. @                                          investment companies in the Fund Complex
Trustee
Marjorie P. Smuts                   $4,076.31     $113,860.22 for the Trust and 54 other
Trustee                                           investment companies in the Fund Complex
John S. Walsh**                        $0         $0 for the Trust and 48 other
Trustee                                           investment companies in the Fund Complex

     1 Information is furnished for the fiscal year ended October 31, 1998.

     # The aggregate compensation is provided for the Trust, which is comprised of seventeen portfolios.

     + The information is provided for the last calendar year.

     * The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

     ** Messrs. Cunningham, Mansfield and Walsh became members of the Board of Trustees on January 1, 1999. They did not receive any fees from the Fund Complex as of the last calendar year.

     ++ If the Nominees are elected by shareholders at the Meeting, it is anticipated that Mr. Johnson will resign as a Trustee.

        During the fiscal year ended October 31, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.



        The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.



        For the most recently completed fiscal year, Messrs. Conroy, Madden and Murray served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended October 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.



OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST

        The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Trust, as well as of the incumbent Trustees who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

JOHN F. DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  July 28, 1924

Chairman and Trustee

Date Became an Officer and a Trustee:  September 1, 1989

     Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling and Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birth date:  February 3, 1934

Trustee

Date Became a Trustee:  November 15, 1994

Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director and Member of Executive Committee, University of Pittsburgh.

JOHN T. CONROY, JR.


Wood/Commercial Dept.



John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North

Naples, FL

Birth date:  June 23, 1937

Trustee

Date Became a Trustee:  August 21, 1991

     Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development

Corporation.

LAWRENCE D. ELLIS, M.D.

3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birth date:  October 11, 1932

Trustee

Date Became a Trustee:  September 1, 1989

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center-Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

GLEN R. JOHNSON

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  May 2, 1929

President and Trustee

Date Became a Trustee and Officer:  September 1, 1989

Staff member, Federated Securities Corp.

PETER E. MADDEN

One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birth date:  March 16, 1942

Trustee

Date Became a Trustee:  August 21, 1991

     Director   or   Trustee   of  the   Federated   Fund   Complex;   formerly:
Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions:
Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birth date:  December 20, 1932

Trustee

Date Became a Trustee:  February 14, 1995

     Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations, and technical services). Previous Positions: Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor

of Law, Villanova University School of Law.

MARJORIE P. SMUTS

4905 Bayard Street
Pittsburgh, PA

Birth date:  June 21, 1935

Trustee

Date Became a Trustee:  September 1, 1989

     Director   or   Trustee   of   the   Federated    Fund   Complex;    Public
Relations/Marketing/Conference    Planning.    Previous   Positions:    National
Spokesperson, Aluminum Company of America; television producer; business owner.

J. CHRISTOPHER DONAHUE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  April 11, 1949

Executive Vice President

Date Became an Officer:  June 1, 1995



President or Executive Vice President of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company; President and Trustee, Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.



EDWARD C. GONZALES

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  October 22, 1930

Executive Vice President

Date Became an Officer:  June 1, 1995

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

JOHN W. MCGONIGLE

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  September 1, 1989

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Director, Federated Global Investment Management Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

RICHARD J. THOMAS

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998

     Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions within Funds Financial Services Division of Federated Investors, Inc.

WILLIAM D. DAWSON, III

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Birth date:  March 3, 1949

Chief Investment Officer

Date Became an Officer:  November 19, 1998



Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President and Senior Vice President, Federated Investors, Inc.; formerly:
Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

        None of the officers of the Trust received salaries from the Trust during the fiscal year ended October 31, 1998.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Municipal Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary


October 20, 1999

                            FEDERATED MUNICIPAL TRUST

                          ALABAMA MUNICIPAL CASH TRUST

                          ARIZONA MUNICIPAL CASH TRUST

                         CALIFORNIA MUNICIPAL CASH TRUST

                        CONNECTICUT MUNICIPAL CASH TRUST

                          FLORIDA MUNICIPAL CASH TRUST

                          GEORGIA MUNICIPAL CASH TRUST

                          MARYLAND MUNICIPAL CASH TRUST

                       MASSACHUSETTS MUNICIPAL CASH TRUST

                          MICHIGAN MUNICIPAL CASH TRUST

                         MINNESOTA MUNICIPAL CASH TRUST

                         NEW JERSEY MUNICIPAL CASH TRUST

                          NEW YORK MUNICIPAL CASH TRUST

                       NORTH CAROLINA MUNICIPAL CASH TRUST

                            OHIO MUNICIPAL CASH TRUST

                        PENNSYLVANIA MUNICIPAL CASH TRUST

                         TENNESSEE MUNICIPAL CASH TRUST

                          VIRGINIA MUNICIPAL CASH TRUST

INVESTMENT ADVISER

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Alabama Municipal Cash Trust (the "Alabama Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Alabama Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.


The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, ALABAMA MUNICIPAL CASH TRUST (THE "ALABAMA FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, ALABAMA MUNICIPAL CASH TRUST (THE "SUCCESSOR ALABAMA FUND"), WHEREBY THE SUCCESSOR ALABAMA FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE ALABAMA FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR ALABAMA FUND TO BE DISTRIBUTED PRO RATA BY THE ALABAMA FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE ALABAMA FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Arizona Municipal Cash Trust (the "Arizona Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Arizona Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.


The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, ARIZONA MUNICIPAL CASH TRUST (THE "ARIZONA FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, ARIZONA MUNICIPAL CASH TRUST (THE "SUCCESSOR ARIZONA FUND"), WHEREBY THE SUCCESSOR ARIZONA FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE ARIZONA FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR ARIZONA FUND TO BE DISTRIBUTED PRO RATA BY THE ARIZONA FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE ARIZONA FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of California Municipal Cash Trust (the "California Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the California Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, CALIFORNIA MUNICIPAL CASH TRUST (THE "CALIFORNIA FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, CALIFORNIA MUNICIPAL CASH TRUST (THE "SUCCESSOR CALIFORNIA FUND"), WHEREBY THE SUCCESSOR CALIFORNIA FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE CALIFORNIA FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR CALIFORNIA FUND TO BE DISTRIBUTED PRO RATA BY THE CALIFORNIA FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE CALIFORNIA FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Connecticut Municipal Cash Trust (the "Connecticut Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Connecticut Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, CONNECTICUT MUNICIPAL CASH TRUST (THE "CONNECTICUT FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, CONNECTICUT MUNICIPAL CASH TRUST (THE "SUCCESSOR CONNECTICUT FUND"), WHEREBY THE SUCCESSOR CONNECTICUT FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE CONNECTICUT FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR CONNECTICUT FUND TO BE DISTRIBUTED PRO RATA BY THE CONNECTICUT FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE CONNECTICUT FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Florida Municipal Cash Trust (the "Florida Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Florida Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.


The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, FLORIDA MUNICIPAL CASH TRUST (THE "FLORIDA FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, FLORIDA MUNICIPAL CASH TRUST (THE "SUCCESSOR FLORIDA FUND"), WHEREBY THE SUCCESSOR FLORIDA FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE FLORIDA FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR FLORIDA FUND TO BE DISTRIBUTED PRO RATA BY THE FLORIDA FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE FLORIDA FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Georgia Municipal Cash Trust (the "Georgia Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Georgia Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.


The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, GEORGIA MUNICIPAL CASH TRUST (THE "GEORGIA FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, GEORGIA MUNICIPAL CASH TRUST (THE "SUCCESSOR GEORGIA FUND"), WHEREBY THE SUCCESSOR GEORGIA FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE GEORGIA FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR GEORGIA FUND TO BE DISTRIBUTED PRO RATA BY THE GEORGIA FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE GEORGIA FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Maryland Municipal Cash Trust (the "Maryland Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Maryland Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, MARYLAND MUNICIPAL CASH TRUST (THE "MARYLAND FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, MARYLAND MUNICIPAL CASH TRUST (THE "SUCCESSOR MARYLAND FUND"), WHEREBY THE SUCCESSOR MARYLAND FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE MARYLAND FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR MARYLAND FUND TO BE DISTRIBUTED PRO RATA BY THE MARYLAND FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE MARYLAND FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Massachusetts Municipal Cash Trust (the "Massachusetts Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Massachusetts Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, MASSACHUSETTS MUNICIPAL CASH TRUST (THE "MASSACHUSETTS FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, MASSACHUSETTS MUNICIPAL CASH TRUST (THE "SUCCESSOR MASSACHUSETTS FUND"), WHEREBY THE SUCCESSOR MASSACHUSETTS FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE MASSACHUSETTS FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR MASSACHUSETTS FUND TO BE DISTRIBUTED PRO RATA BY THE MASSACHUSETTS FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE MASSACHUSETTS FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Michigan Municipal Cash Trust (the "Michigan Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Michigan Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, MICHIGAN MUNICIPAL CASH TRUST (THE "MICHIGAN FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, MICHIGAN MUNICIPAL CASH TRUST (THE "SUCCESSOR MICHIGAN FUND"), WHEREBY THE SUCCESSOR MICHIGAN FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE MICHIGAN FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR MICHIGAN FUND TO BE DISTRIBUTED PRO RATA BY THE MICHIGAN FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE MICHIGAN FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Minnesota Municipal Cash Trust (the "Minnesota Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Minnesota Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, MINNESOTA MUNICIPAL CASH TRUST (THE "MINNESOTA FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, MINNESOTA MUNICIPAL CASH TRUST (THE "SUCCESSOR MINNESOTA FUND"), WHEREBY THE SUCCESSOR MINNESOTA FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE MINNESOTA FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR MINNESOTA FUND TO BE DISTRIBUTED PRO RATA BY THE MINNESOTA FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE MINNESOTA FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of New Jersey Municipal Cash Trust (the "New Jersey Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the New Jersey Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, NEW JERSEY MUNICIPAL CASH TRUST (THE "NEW JERSEY FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, NEW JERSEY MUNICIPAL CASH TRUST (THE "SUCCESSOR NEW JERSEY FUND"), WHEREBY THE SUCCESSOR NEW JERSEY FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE NEW JERSEY FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR NEW JERSEY FUND TO BE DISTRIBUTED PRO RATA BY THE NEW JERSEY FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE NEW JERSEY FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of New York Municipal Cash Trust (the "New York Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the New York Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.


The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, NEW YORK MUNICIPAL CASH TRUST (THE "NEW YORK FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, NEW YORK MUNICIPAL CASH TRUST (THE "SUCCESSOR NEW YORK FUND"), WHEREBY THE SUCCESSOR NEW YORK FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE NEW YORK FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR NEW YORK FUND TO BE DISTRIBUTED PRO RATA BY THE NEW YORK FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE NEW YORK FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of North Carolina Municipal Cash Trust (the "North Carolina Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the North Carolina Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, NORTH CAROLINA MUNICIPAL CASH TRUST (THE "NORTH CAROLINA FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, NORTH CAROLINA MUNICIPAL CASH TRUST (THE "SUCCESSOR NORTH CAROLINA FUND"), WHEREBY THE SUCCESSOR NORTH CAROLINA FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE NORTH CAROLINA FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR NORTH CAROLINA FUND TO BE DISTRIBUTED PRO RATA BY THE NORTH CAROLINA FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE NORTH CAROLINA FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Ohio Municipal Cash Trust (the "Ohio Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Ohio Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.


The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, OHIO MUNICIPAL CASH TRUST (THE "OHIO FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, OHIO MUNICIPAL CASH TRUST (THE "SUCCESSOR OHIO FUND"), WHEREBY THE SUCCESSOR OHIO FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE OHIO FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR OHIO FUND TO BE DISTRIBUTED PRO RATA BY THE OHIO FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE OHIO FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Pennsylvania Municipal Cash Trust (the "Pennsylvania Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Pennsylvania Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, PENNSYLVANIA MUNICIPAL CASH TRUST (THE "PENNSYLVANIA FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, PENNSYLVANIA MUNICIPAL CASH TRUST (THE "SUCCESSOR PENNSYLVANIA FUND"), WHEREBY THE SUCCESSOR PENNSYLVANIA FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE PENNSYLVANIA FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR PENNSYLVANIA FUND TO BE DISTRIBUTED PRO RATA BY THE PENNSYLVANIA FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE PENNSYLVANIA FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Tennessee Municipal Cash Trust (the "Tennessee Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Tennessee Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.



BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST


                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF ,THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, TENNESSEE MUNICIPAL CASH TRUST (THE "TENNESSEE FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, TENNESSEE MUNICIPAL CASH TRUST (THE "SUCCESSOR TENNESSEE FUND"), WHEREBY THE SUCCESSOR TENNESSEE FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE TENNESSEE FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR TENNESSEE FUND TO BE DISTRIBUTED PRO RATA BY THE TENNESSEE FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE TENNESSEE FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Virginia Municipal Cash Trust (the "Virginia Fund"), a portfolio of Federated Municipal Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Virginia Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 19, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT NICHOLAS P. CONSTANTAKIS, JR., JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, CHARLES F. MANSFIELD, JR. AND
               JOHN S. WALSH AS TRUSTEES OF THE TRUST
                             FOR                   [   ]
                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2 TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST:



        2(A) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF THE OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



        2(B) TO APPROVE AN AMENDMENT TO, AND RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, OR OF ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]



PROPOSAL 3 TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TRUST, ON BEHALF OF ITS SERIES, VIRGINIA MUNICIPAL CASH TRUST (THE "VIRGINIA FUND") AND MONEY MARKET OBLIGATIONS TRUST, ON BEHALF OF ITS SERIES, VIRGINIA MUNICIPAL CASH TRUST (THE "SUCCESSOR VIRGINIA FUND"), WHEREBY THE SUCCESSOR VIRGINIA FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE VIRGINIA FUND IN EXCHANGE FOR SHARES OF THE SUCCESSOR VIRGINIA FUND TO BE DISTRIBUTED PRO RATA BY THE VIRGINIA FUND TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND TERMINATION OF THE VIRGINIA FUND



                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

                                       I-1

                                   APPENDIX I

THIS AGREEMENT AND PLAN OF REORGANIZATION DESCRIBES THE PROPOSED REORGANIZATION OF THE ALABAMA FUND INTO THE SUCCESSOR ALABAMA FUND. SUBSTANTIALLY IDENTICAL AGREEMENTS AND PLANS OF REORGANIZATION WILL BE UTILIZED TO DESCRIBE THE PROPOSED REORGANIZATION OF EACH FUND INTO ITS RESPECTIVE SUCCESSOR FUND.

                      AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 1999 (the "Agreement") between Federated Municipal Trust, a Massachusetts business trust (the "FMT"), on behalf of its portfolio, Alabama Municipal Cash Trust (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Money Market Obligations Trust, a Massachusetts business trust (the "Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on behalf of its newly-organized portfolio, Alabama Municipal Cash Trust (the "Successor Fund").

           WHEREAS, the Board of Trustees of FMT and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

           WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1.     PLAN OF EXCHANGE.

               (a) Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

               (b) Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as defined herein). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

               (c) FMT will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

               (d) The Exchange Date shall be December 1, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

               (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

        2. FMT'S REPRESENTATIONS AND WARRANTIES. FMT represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows:

               (a) FMT is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

               (b) This Agreement has been duly authorized, executed and delivered by FMT and is valid and binding on FMT, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate FMT's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

               (c) FMT is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

               (e) On the Exchange Date, FMT will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

        3. THE TRUST'S REPRESENTATIONS AND WARRANTIES. The Trust, on behalf of the Successor Fund, represents and warrants to and agrees with FMT as follows:

               (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

               (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

               (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

               (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

               (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund shares to be issued as of the Exchange
Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

        4. THE TRUST'S CONDITIONS PRECEDENT. The obligations of the Trust hereunder shall be subject to the following conditions:

               (a) FMT shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

               (b) As of the Exchange Date, all representations and warranties of FMT made in this Agreement shall be true and correct as if made at and as of such date, and FMT shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

               (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

        5. FMT'S CONDITIONS PRECEDENT. The obligations of FMT hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

        6. THE TRUST'S AND FMT'S CONDITIONS PRECEDENT. The obligations of both the Trust and FMT hereunder shall be subject to the following conditions:

               (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

               (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

               (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

        Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

        7. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of FMT or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of FMT or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

        If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of FMT, in respect of this Agreement.

        8. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of FMT, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of FMT and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

        9. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of FMT and the Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

        11.    CAPACITY OF TRUSTEES, ETC.

               (a) (i) The names "Federated Municipal Trust" and "Board of Trustees of Federated Municipal Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under FMT's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of FMT. The obligations of the Fund entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of FMT personally, but bind only the Fund's trust property, and all persons dealing with any portfolio of shares of the Fund must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Fund.

                      (ii) Both parties specifically acknowledge and agree that any liability of the Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund and that no other portfolio of FMT shall be liable with respect thereto.

               (b) (i) The names "Money Market Obligations Trust" and "Board of Trustees of Money Market Obligations Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

                      (ii) Both parties specifically acknowledge and agree that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.

        12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

        IN WITNESS WHEREOF, FMT and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

                               FEDERATED MUNICIPAL TRUST, on behalf
                               of its portfolio, Alabama Municipal Cash Trust

ATTEST:  /S/ GAIL CAGNEY               /S/ JOHN W. MCGONIGLE

         Title:  Assistant Secretary   Title:  Executive Vice President

                                       MONEY MARKET OBLIGATIONS
                                       TRUST, on behalf of its portfolio,
                                       Alabama Municipal Cash Trust

ATTEST:  /S/ GAIL CAGNEY               /S/ JOHN W. MCGONIGLE

         Title:  Assistant Secretary   Title:  Executive Vice President

                                  APPENDIX II-A



        Set forth below is a comparison of the investment objective, policies and restrictions of the Alabama Fund and the Successor Alabama Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

     ALABAMA FUND: "The Fund's investment objective is to provide current income exempt from federal regular income tax and the income tax imposed by the State of Alabama consistent with stability of principal."

     SUCCESSOR ALABAMA FUND: The Successor Alabama Fund has an identical fundamental investment objective.

INVESTMENT POLICIES



ALABAMA FUND: "The Fund will invest so that at least 80% of its annual interest income is exempt from federal regular and Alabama state income tax or so that at least 80% of its net assets is invested in obligations, the interest income from which is exempt from federal regular and Alabama state income tax."



     SUCCESSOR ALABAMA FUND: The Successor Alabama Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

ALABAMA FUND: "The Fund will not purchase securities, if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR ALABAMA FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

ALABAMA FUND: "The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR ALABAMA FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     ALABAMA FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."



SUCCESSOR ALABAMA FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     ALABAMA FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR ALABAMA FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

ALABAMA FUND: "The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

     SUCCESSOR ALABAMA FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

ALABAMA FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Alabama municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations, and its Declaration of Trust."

SUCCESSOR ALABAMA FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     ALABAMA FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR ALABAMA FUND: The Successor Alabama Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     ALABAMA FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."



SUCCESSOR ALABAMA FUND: The Successor Alabama Fund is not subject to an investment restriction regarding selling securities short. The Successor Alabama Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     ALABAMA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR ALABAMA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     ALABAMA FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR ALABAMA FUND: The Successor Alabama Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

ALABAMA FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days notice."

SUCCESSOR ALABAMA FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     ALABAMA FUND: The Alabama Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR ALABAMA FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     ALABAMA FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR ALABAMA FUND: The Successor Alabama Fund is not subject to a comparable restriction.


INVESTING IN OPTIONS

     ALABAMA FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR ALABAMA FUND: The Successor Alabama Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     ALABAMA FUND: "The Fund has no present intention to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR ALABAMA FUND: The Successor Alabama Fund is not subject to comparable undertakings.




                                  APPENDIX II-B



        Set forth below is a comparison of the investment objective, policies and restrictions of the Arizona Fund and the Successor Arizona Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     ARIZONA FUND: "The Fund's investment objective is current income exempt from federal regular income tax and Arizona income taxes consistent with stability of principal and liquidity."

     SUCCESSOR ARIZONA FUND: The Successor Arizona Fund has an identical fundamental investment objective.

INVESTMENT POLICY

     ARIZONA FUND: "At least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Arizona income taxes."



     SUCCESSOR ARIZONA FUND: The Successor Arizona Fund is subject to an identical fundamental investment policy.



DIVERSIFICATION

ARIZONA FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that issuer."

SUCCESSOR ARIZONA FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

CONCENTRATION OF INVESTMENTS

ARIZONA FUND: "The Fund will not invest 25% or more of the value of its total assets in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects, except that the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities."

SUCCESSOR ARIZONA FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

     ARIZONA FUND: "The Fund will not sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR ARIZONA FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     ARIZONA FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR ARIZONA FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     ARIZONA FUND: "The Fund will not sell commodities, commodity contracts or commodity futures contracts."

     SUCCESSOR ARIZONA FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

     ARIZONA FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

     SUCCESSOR ARIZONA FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

     ARIZONA FUND: "The Fund will not lend any assets, except portfolio securities. This shall not prevent the Fund from engaging in transactions permitted by its investment objective, policies and limitations or the Trust's Declaration of Trust."

SUCCESSOR ARIZONA FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     ARIZONA FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings."



SUCCESSOR ARIZONA FUND: The Successor Arizona Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     ARIZONA FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short term credits as are necessary for clearance of transactions."



SUCCESSOR ARIZONA FUND: The Successor Arizona Fund is not subject to an investment restriction regarding selling securities short. The Successor Arizona Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     ARIZONA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR ARIZONA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     ARIZONA FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR ARIZONA FUND: The Successor Arizona Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

ARIZONA FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days notice."

SUCCESSOR ARIZONA FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     ARIZONA FUND: The Arizona Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR ARIZONA FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing uninvested cash."

INVESTING FOR CONTROL

     ARIZONA FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR ARIZONA FUND: The Successor Arizona Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     ARIZONA FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR ARIZONA FUND: The Successor Arizona Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     ARIZONA FUND: "The Fund has no present intention to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR ARIZONA FUND: The Successor Arizona Fund is not subject to comparable undertakings.

                                  APPENDIX II-C



        Set forth below is a comparison of the investment objective, policies and restrictions of the California Fund and the Successor California Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     CALIFORNIA FUND: "The Fund's investment objective is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of California consistent with stability of principal."

     SUCCESSOR CALIFORNIA FUND: The Successor California Fund has an identical fundamental investment objective.

INVESTMENT POLICIES

CALIFORNIA FUND: "The Fund will invest so that at least 80% of its annual interest income is exempt from federal regular income tax so that at least 80% of its net assets is invested in obligations, the interest income from which is exempt from federal regular income and California state income tax."



     SUCCESSOR CALIFORNIA FUND: The Successor California Fund is subject to identical fundamental investment policies.



DIVERSIFICATION

     CALIFORNIA FUND: "With respect to securities comprising 75% of its assets, the Fund will not invest more than 10% of its total assets in the securities of any one issuer (except cash and cash items, repurchase agreements collateralized by U.S. government securities, and U.S. government obligations).

Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the government body creating it and the security is backed only by its own assets and revenues.

Industrial development bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940."

SUCCESSOR CALIFORNIA FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

CONCENTRATION OF INVESTMENTS

CALIFORNIA FUND: "The Fund will not purchase securities, if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or certain money market instruments, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR CALIFORNIA FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

CALIFORNIA FUND: "The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR CALIFORNIA FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     CALIFORNIA FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR CALIFORNIA FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     CALIFORNIA FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR CALIFORNIA FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

CALIFORNIA FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

     SUCCESSOR CALIFORNIA FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

CALIFORNIA FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued California municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, and limitations, and its Declaration of Trust."

SUCCESSOR CALIFORNIA FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     CALIFORNIA FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR CALIFORNIA FUND: The Successor California Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     CALIFORNIA FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."

SUCCESSOR CALIFORNIA FUND: The Successor California Fund is not subject to an investment restriction regarding selling securities short. The Successor California Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     CALIFORNIA   FUND:  "The  Fund  invests  in  a  portfolio  of  high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR CALIFORNIA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     CALIFORNIA FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR CALIFORNIA FUND: The Successor California Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

CALIFORNIA FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days after notice."

SUCCESSOR CALIFORNIA FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     CALIFORNIA FUND: The California Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR CALIFORNIA FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     CALIFORNIA FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR CALIFORNIA FUND: The Successor California Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     CALIFORNIA FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR CALIFORNIA FUND: The Successor California Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     CALIFORNIA FUND: "The Fund has no present intention to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR CALIFORNIA FUND: The Successor California Fund is not subject to comparable undertakings.

                                  APPENDIX II-D



        Set forth below is a comparison of the investment objective, policies and restrictions of the Connecticut Fund and the Successor Connecticut Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     CONNECTICUT FUND: "The Fund's investment objective is to provide current income which is exempt from federal regular income tax and the Connecticut dividend and interest income tax consistent with stability of principal."



     SUCCESSOR CONNECTICUT FUND: The Successor Connecticut Fund has an identical fundamental investment objective.

INVESTMENT POLICIES



     CONNECTICUT FUND: "The Fund will invest its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the Connecticut dividend and interest income tax."



     SUCCESSOR CONNECTICUT FUND: The Successor Connecticut Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

CONNECTICUT FUND: "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR CONNECTICUT FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

CONNECTICUT FUND: "The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR CONNECTICUT FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     CONNECTICUT FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR CONNECTICUT FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     CONNECTICUT FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR CONNECTICUT FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

CONNECTICUT FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

     SUCCESSOR CONNECTICUT FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

CONNECTICUT FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Connecticut municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, and limitations."

SUCCESSOR CONNECTICUT FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     CONNECTICUT FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR CONNECTICUT FUND: The Successor Connecticut Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     CONNECTICUT FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions."



SUCCESSOR CONNECTICUT FUND: The Successor Connecticut Fund is not subject to an investment restriction regarding selling securities short. The Successor Connecticut Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     CONNECTICUT FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR   CONNECTICUT   FUND:   "The  Fund  invests  in  a  portfolio  of
high-quality tax-exempt securities maturing in 397 days or less."

INVESTMENT RATINGS

     CONNECTICUT FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR CONNECTICUT FUND: The Successor Connecticut Fund is subject to an identical non-fundamental investment policy.



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     CONNECTICUT FUND: The Connecticut Fund presently has no policy pertaining to investing in other investment companies.

     SUCCESSOR CONNECTICUT FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing uninvested cash."


INVESTING FOR CONTROL

     CONNECTICUT FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR CONNECTICUT FUND: The Successor Connecticut Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     CONNECTICUT FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR CONNECTICUT FUND: The Successor Connecticut Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     CONNECTICUT FUND: "The Fund has no present intention to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR CONNECTICUT FUND: The Successor Connecticut Fund is not subject to comparable undertakings.

                                  APPENDIX II-E



Set forth below is a comparison of the investment objective, policies and restrictions of the Florida Fund and the Successor Florida Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



FLORIDA FUND: "The Fund's investment objective is to provide current income exempt from federal regular income tax consistent with stability of principal and liquidity and to maintain an investment portfolio that will cause its shares to be exempt from the Florida state intangibles tax."



     SUCCESSOR FLORIDA FUND: The Successor Florida Fund has an identical fundamental investment objective.



INVESTMENT POLICY

     FLORIDA FUND: "The Fund will invest so that at least 80% of its annual interest income will be exempt from federal regular income tax."



     SUCCESSOR FLORIDA FUND: The Successor Florida Fund is subject to an identical fundamental investment policy.



CONCENTRATION OF INVESTMENTS

FLORIDA FUND: "The Fund will not invest 25% or more of the value of its total assets in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects, except that the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities."

SUCCESSOR FLORIDA FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

FLORIDA FUND: "The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate."

SUCCESSOR FLORIDA FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     FLORIDA FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

     SUCCESSOR FLORIDA FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     FLORIDA FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR FLORIDA FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

     ISSUING SENIOR SECURITIES AND BORROWING MONEY

     FLORIDA FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

     SUCCESSOR FLORIDA FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act." LENDING CASH OR SECURITIES

     FLORIDA FUND: "The Fund will not lend any of its assets, except that it may purchase or hold portfolio securities permitted by its investment objective, policies, and limitations or Declaration of Trust."

SUCCESSOR FLORIDA FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     FLORIDA FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings."



SUCCESSOR FLORIDA FUND: The Successor Florida Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     FLORIDA FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions."



SUCCESSOR FLORIDA FUND: The Successor Florida Fund is not subject to an investment restriction regarding selling securities short. The Successor Florida Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     FLORIDA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR FLORIDA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     FLORIDA FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR FLORIDA FUND: The Successor Florida Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

FLORIDA FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Board, non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice."

SUCCESSOR FLORIDA FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     FLORIDA FUND: The Florida Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR FLORIDA FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     FLORIDA FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR FLORIDA FUND: The Successor Florida Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     FLORIDA FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR FLORIDA FUND: The Successor Florida Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     FLORIDA FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR FLORIDA FUND: The Successor Florida Fund is not subject to comparable undertakings.

                                  APPENDIX II-F



Set forth below is a comparison of the investment objective, policies and restrictions of the Georgia Fund and the Successor Georgia Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS



INVESTMENT OBJECTIVE

     GEORGIA FUND: "The Fund's investment objective is to provide current income exempt from federal regular income tax and the income tax imposed by the State of Georgia consistent with stability of principal and liquidity."



     SUCCESSOR GEORGIA FUND: The Successor Georgia Fund has an identical fundamental investment objective.

INVESTMENT POLICIES

     GEORGIA FUND: "The Fund will invest so that at least 80% of its annual interest income will be exempt from federal regular income tax and Georgia state income tax."

     SUCCESSOR GEORGIA FUND: The Successor Georgia Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

GEORGIA FUND: "The Fund will not invest 25% or more of the value of its total assets in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects, except that the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities."

SUCCESSOR GEORGIA FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

GEORGIA FUND: "The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate."

SUCCESSOR GEORGIA FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     GEORGIA FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR GEORGIA FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     GEORGIA FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR GEORGIA FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

GEORGIA FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

     SUCCESSOR GEORGIA FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

     GEORGIA FUND: "The Fund will not lend any of its assets, except that it may purchase or hold portfolio securities permitted by its investment objective, policies, and limitations or the Trust's Declaration of Trust."

SUCCESSOR GEORGIA FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     GEORGIA FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings."



SUCCESSOR GEORGIA FUND: The Successor Georgia Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     GEORGIA FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions."



SUCCESSOR GEORGIA FUND: The Successor Georgia Fund is not subject to an investment restriction regarding selling securities short. The Successor Georgia Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     GEORGIA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR GEORGIA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     GEORGIA FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR GEORGIA FUND: The Successor Georgia Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

GEORGIA FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days notice."

SUCCESSOR GEORGIA FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     GEORGIA FUND: The Georgia Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR GEORGIA FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     GEORGIA FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR GEORGIA FUND: The Successor Georgia Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     GEORGIA FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR GEORGIA FUND: The Successor Georgia Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     GEORGIA FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR GEORGIA FUND: The Successor Georgia Fund is not subject to comparable undertakings.

                                  APPENDIX II-G



Set forth below is a comparison of the investment objective, policies and restrictions of the Maryland Fund and the Successor Maryland Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     MARYLAND FUND: "The Fund's investment objective is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Maryland and Maryland municipalities consistent with stability of principal and liquidity."



     SUCCESSOR MARYLAND FUND: The Successor Maryland Fund has an identical fundamental investment objective.

INVESTMENT POLICIES



     MARYLAND FUND: "The Fund will invest so that at least 80% of its annual interest income is exempt from federal regular income tax and Maryland state and local income tax."



     SUCCESSOR MARYLAND FUND: The Successor Maryland Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

MARYLAND FUND: "The Fund will not purchase securities, if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR MARYLAND FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

MARYLAND FUND: "The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR MARYLAND FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     MARYLAND FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR MARYLAND FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     MARYLAND FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR MARYLAND FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

MARYLAND FUND: "The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

     SUCCESSOR   MARYLAND  FUND:  "The  Fund  may  borrow  money,   directly  or
indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

MARYLAND FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Maryland municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations, and its Declaration of Trust."

SUCCESSOR MARYLAND FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     MARYLAND FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR MARYLAND FUND: The Successor Maryland Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     MARYLAND FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."



SUCCESSOR MARYLAND FUND: The Successor Maryland Fund is not subject to an investment restriction regarding selling securities short. The Successor Maryland Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     MARYLAND FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR MARYLAND FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     MARYLAND FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR MARYLAND FUND: The Successor Maryland Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

MARYLAND FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days notice."

SUCCESSOR MARYLAND FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     MARYLAND FUND: The Maryland Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR MARYLAND FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     MARYLAND FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR MARYLAND FUND: The Successor Maryland Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     MARYLAND FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR MARYLAND FUND: The Successor Maryland Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     MARYLAND FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR MARYLAND FUND: The Successor Maryland Fund is not subject to comparable undertakings.

                                  APPENDIX II-H



Set forth below is a comparison of the investment objective, policies and restrictions of the Massachusetts Fund and the Successor Massachusetts Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     MASSACHUSETTS FUND: "The Fund's investment objective is to provide current income which is exempt from federal regular income tax and Massachusetts state income tax consistent with stability of principal."



     SUCCESSOR MASSACHUSETTS FUND: The Successor Massachusetts Fund has an identical fundamental investment objective.

INVESTMENT POLICIES



     MASSACHUSETTS FUND: "The Fund invest its assets so that at least 80% of its
annual   interest   income  is  exempt  from  federal  regular  income  tax  and
Massachusetts state income tax."



     SUCCESSOR MASSACHUSETTS FUND: The Successor Massachusetts Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

MASSACHUSETTS FUND: "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR MASSACHUSETTS FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

MASSACHUSETTS FUND: "The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR MASSACHUSETTS FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     MASSACHUSETTS FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

     SUCCESSOR MASSACHUSETTS FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     MASSACHUSETTS FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR MASSACHUSETTS FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

MASSACHUSETTS FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

     SUCCESSOR MASSACHUSETTS FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

MASSACHUSETTS FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Massachusetts municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, and limitations or Declaration of Trust."

SUCCESSOR MASSACHUSETTS FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     MASSACHUSETTS FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR MASSACHUSETTS FUND: The Successor Massachusetts Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     MASSACHUSETTS FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions."



SUCCESSOR MASSACHUSETTS FUND: The Successor Massachusetts Fund is not subject to an investment restriction regarding selling securities short. The Successor Massachusetts Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     MASSACHUSETTS FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR   MASSACHUSETTS  FUND:  "The  Fund  invests  in  a  portfolio  of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     MASSACHUSETTS FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR MASSACHUSETTS FUND: The Successor Massachusetts Fund is subject to an identical non-fundamental investment policy.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     MASSACHUSETTS   FUND:  The  Massachusetts  Fund  presently  has  no  policy pertaining to investing in other investment companies.



     SUCCESSOR MASSACHUSETTS FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing uninvested cash."

INVESTING FOR CONTROL

     MASSACHUSETTS FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR MASSACHUSETTS FUND: The Successor Massachusetts Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     MASSACHUSETTS FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR MASSACHUSETTS FUND: The Successor Massachusetts Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     MASSACHUSETTS FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR MASSACHUSETTS FUND: The Successor Massachusetts Fund is not subject to comparable undertakings.

                                  APPENDIX II-I



Set forth below is a comparison of the investment objective, policies and restrictions of the Michigan Fund and the Successor Michigan Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

     MICHIGAN FUND: "The Fund's investment objective is to provide current income exempt from federal regular income tax and the personal income tax imposed by the State of Michigan consistent with stability of principal and liquidity."

     SUCCESSOR MICHIGAN FUND: The Successor Michigan Fund has an identical fundamental investment objective.

INVESTMENT POLICIES

     MICHIGAN FUND: "The Fund will invest so that at least 80% of its annual interest income will be exempt from federal regular income tax and Michigan state income tax and intangibles tax."

     SUCCESSOR MICHIGAN FUND: The Successor Michigan Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

MICHIGAN FUND: "The Fund will not invest 25% or more of the value of its total assets in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects, except that the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities."

SUCCESSOR MICHIGAN FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

     MICHIGAN FUND: "The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate."

     SUCCESSOR MICHIGAN FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     MICHIGAN FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

     SUCCESSOR MICHIGAN FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     MICHIGAN FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR MICHIGAN FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

MICHIGAN FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

     SUCCESSOR   MICHIGAN  FUND:  "The  Fund  may  borrow  money,   directly  or
indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

     MICHIGAN FUND: "The Fund will not lend any of its assets, except that it may purchase or hold portfolio securities permitted by its investment objective, policies, and limitations or Declaration of Trust."

     SUCCESSOR MICHIGAN FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     MICHIGAN FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings."



SUCCESSOR MICHIGAN FUND: The Successor Michigan Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     MICHIGAN FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions."



SUCCESSOR MICHIGAN FUND: The Successor Michigan Fund is not subject to an investment restriction regarding selling securities short. The Successor Michigan Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     MICHIGAN FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR MICHIGAN FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     MICHIGAN FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR MICHIGAN FUND: The Successor Michigan Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

MICHIGAN FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days after notice."

SUCCESSOR MICHIGAN FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     MICHIGAN FUND: The Michigan Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR MICHIGAN FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing uninvested cash."

INVESTING FOR CONTROL

     MICHIGAN FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR MICHIGAN FUND: The Successor Michigan Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     MICHIGAN FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR MICHIGAN FUND: The Successor Michigan Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     MICHIGAN FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR MICHIGAN FUND: The Successor Michigan Fund is not subject to comparable undertakings.

                                  APPENDIX II-J



Set forth below is a comparison of the investment objective, policies and restrictions of the Minnesota Fund and the Successor Minnesota Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

     MINNESOTA FUND: "The Fund's investment objective is to provide current income which is exempt from federal regular income tax and the regular personal income tax imposed by the State of Minnesota consistent with stability of principal."

     SUCCESSOR MINNESOTA FUND: The Successor Minnesota Fund has an identical fundamental investment objective.



INVESTMENT POLICIES

MINNESOTA FUND: "The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and Minnesota regular personal income tax ("exempt interest dividends). The Fund invests its assets so that at least 95% of the exempt interest dividends that the Fund pays to its shareholders will derive from interest income from Minnesota municipal obligations."



     SUCCESSOR MINNESOTA FUND: The Successor Minnesota Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

MINNESOTA FUND: "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR MINNESOTA FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

MINNESOTA FUND: "The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR MINNESOTA FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     MINNESOTA FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR MINNESOTA FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     MINNESOTA FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR MINNESOTA FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

MINNESOTA FUND: "The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements."

     SUCCESSOR  MINNESOTA  FUND:  "The  Fund  may  borrow  money,   directly  or
indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

MINNESOTA FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Minnesota municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations, or its Declaration of Trust."

SUCCESSOR MINNESOTA FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     MINNESOTA FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR MINNESOTA FUND: The Successor Minnesota Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     MINNESOTA FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions."



SUCCESSOR MINNESOTA FUND: The Successor Minnesota Fund is not subject to an investment restriction regarding selling securities short. The Successor Minnesota Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

INVESTING IN RESTRICTED SECURITIES

MINNESOTA FUND: "The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under federal securities law, except for certain restricted securities which meet the criteria for liquidity established by the Trustees."



SUCCESSOR MINNESOTA FUND: The Successor Minnesota Fund is subject to a NON-fundamental investment restriction regarding investing in restricted securities that states: "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     MINNESOTA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR MINNESOTA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     MINNESOTA FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR MINNESOTA FUND: The Successor Minnesota Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

MINNESOTA FUND: "The Fund will not invest more than 10% of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days after notice."

SUCCESSOR MINNESOTA FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES



     MINNESOTA FUND: The Minnesota Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR MINNESOTA FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     MINNESOTA FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR MINNESOTA FUND: The Successor Minnesota Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     MINNESOTA FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR MINNESOTA FUND: The Successor Minnesota Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     MINNESOTA FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR MINNESOTA FUND: The Successor Minnesota Fund is not subject to comparable undertakings.

                                  APPENDIX II-K



Set forth below is a comparison of the investment objective, policies and restrictions of the New Jersey Fund and the Successor New Jersey Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



NEW JERSEY FUND: "The Fund's investment objective is to provide current income which is exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers consistent with stability of principal."

     SUCCESSOR NEW JERSEY FUND: The Successor New Jersey Fund has an identical fundamental investment objective.



INVESTMENT POLICIES

     NEW JERSEY FUND: "The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers."

     SUCCESSOR NEW JERSEY FUND: The Successor New Jersey Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

NEW JERSEY FUND: "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR NEW JERSEY FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

NEW JERSEY FUND: "The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR NEW JERSEY FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     NEW JERSEY FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR NEW JERSEY FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     NEW JERSEY FUND: "The Fund will not purchase or sell commodities, commodity contracts or commodity futures."

     SUCCESSOR NEW JERSEY FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

NEW JERSEY FUND: "The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

     SUCCESSOR NEW JERSEY FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

NEW JERSEY FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued New Jersey municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations, and its Declaration of Trust."

SUCCESSOR NEW JERSEY FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     NEW JERSEY FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR NEW JERSEY FUND: The Successor New Jersey Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     NEW JERSEY FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."



SUCCESSOR NEW JERSEY FUND: The Successor New Jersey Fund is not subject to an investment restriction regarding selling securities short. The Successor New Jersey Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

INVESTING IN RESTRICTED SECURITIES

NEW JERSEY FUND: "The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees."



SUCCESSOR NEW JERSEY FUND: The Successor New Jersey Fund is subject to a NON-fundamental investment restriction regarding investing in restricted securities that states: "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     NEW JERSEY FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR NEW JERSEY FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     NEW JERSEY FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR NEW JERSEY FUND: The Successor New Jersey Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

NEW JERSEY FUND: "The Fund will not invest more than 10% of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days notice."

SUCCESSOR NEW JERSEY FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     NEW JERSEY FUND: The New Jersey Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR NEW JERSEY FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     NEW JERSEY FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR NEW JERSEY FUND: The Successor New Jersey Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     NEW JERSEY FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR NEW JERSEY FUND: The Successor New Jersey Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     NEW JERSEY FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR NEW JERSEY FUND: The Successor New Jersey Fund is not subject to comparable undertakings.

                                  APPENDIX II-L



Set forth below is a comparison of the investment objective, policies and restrictions of the New York Fund and the Successor New York Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



NEW YORK FUND: "The Fund's investment objective is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities consistent with stability of principal."



     SUCCESSOR NEW YORK FUND: The Successor New York Fund has an identical fundamental investment objective.



INVESTMENT POLICIES

NEW YORK FUND: "The Fund will invest so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities or so that at least 80% of its net assets is invested in obligations, the interest income from which is exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is subject to identical fundamental investment policies.

DIVERSIFICATION

     NEW YORK FUND: "With respect to securities comprising 75% of its assets, the Fund will not invest more than 10% of its total assets in the securities of any one issuer.

Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the government body creating it and the security is backed only by its own assets and revenues.

Industrial development bonds backed only by the assets and revenues of a nongovernmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940."

SUCCESSOR NEW YORK FUND: "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

INVESTMENTS IN REAL ESTATE

     NEW YORK FUND: "The Fund will not purchase or sell real estate, although it may invest in New York municipal securities secured by real estate or interests in real estate."

     SUCCESSOR NEW YORK FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     NEW YORK FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR NEW YORK FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     NEW YORK FUND: "The Fund will not purchase or sell commodities or commodity contracts."

     SUCCESSOR NEW YORK FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

NEW YORK FUND: "The Fund will not issue senior securities, except as permitted by the investment objective and policies and limitations of the Fund. The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding."

     SUCCESSOR  NEW  YORK  FUND:  "The  Fund  may  borrow  money,   directly  or
indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

     NEW YORK FUND: "The Fund will not make loans except that it may acquire publicly or nonpublicly issued New York municipal securities, in accordance with its investment objective, policies, and limitations, and the Trust's Declaration of Trust."



SUCCESSOR NEW YORK FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     NEW YORK FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge."



SUCCESSOR NEW YORK FUND: The Successor New York Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     NEW YORK FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."



SUCCESSOR NEW YORK FUND: The Successor New York Fund is not subject to an investment restriction regarding selling securities short. The Successor New York Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

INVESTING IN ILLIQUID SECURITIES

     NEW YORK FUND: "The Fund will not invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days."

SUCCESSOR NEW YORK FUND: The Successor New York Fund is subject to a NON-fundamental investment limitation pertaining to investing in illiquid securities that provides: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     NEW YORK FUND: "The Fund will not invest in securities issued by any other investment company or investment trust."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is subject to a NON-fundamental investment policy pertaining to investing in securities of other investment companies that provides: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING IN OIL, GAS AND MINERALS



     NEW YORK FUND: "The Fund will not purchase or sell oil, or gas, or other mineral exploration or development programs."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is not subject to a comparable restriction.



INVESTING IN THE SECURITIES OF NEW ISSUERS

NEW YORK FUND: "The Fund will not invest more than 5% of the value of its total assets in securities of issuers (or in the alternative, guarantors, where applicable) which have records of less than three years of continuous operations, including the operation of any predecessor."



     SUCCESSOR NEW YORK FUND: The Successor New York Fund is not subject to a comparable restriction.



INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES



NEW YORK FUND: "The Fund will not purchase or retain the securities of any issuer if the officers and Trustees or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is not subject to a comparable restriction.

PURCHASING VOTING SECURITIES

     NEW YORK FUND:  "The Fund will not  acquire  the voting  securities  of any
issuer,  except  as  part  of  a  merger,  consolidation,   reorganization,   or
acquisition of assets."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is not subject to a comparable restriction.

INVESTING IN OPTIONS

     NEW YORK FUND: "The Fund will not purchase or sell puts, calls, straddles, spreads, or any combination of them, except that the Fund may purchase municipal securities accompanied by agreements of sellers to repurchase them at the Fund's option."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is not subject to a comparable restriction.

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     NEW YORK FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR NEW YORK FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."

INVESTMENT RATINGS

     NEW YORK FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is subject to an identical non-fundamental investment policy.

PURCHASING PUT OPTIONS

     NEW YORK FUND: "The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of its total assets would be invested in premiums on open put options."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is not subject to a comparable restriction.

WRITING CALL OPTIONS

     NEW YORK FUND: "The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is not subject to a comparable restriction.

STATE UNDERTAKINGS

     NEW YORK FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."

     SUCCESSOR NEW YORK FUND: The Successor New York Fund is not subject to comparable undertakings.

                                  APPENDIX II-M



Set forth below is a comparison of the investment objective, policies and restrictions of the North Carolina Fund and the Successor North Carolina Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     NORTH CAROLINA FUND: "The Fund's investment objective is to provide current income exempt from federal regular income tax and the income tax imposed by the State of North Carolina consistent with stability of principal."



     SUCCESSOR NORTH CAROLINA FUND: The Successor North Carolina Fund has an identical fundamental investment objective.



INVESTMENT POLICIES

NORTH CAROLINA FUND: "At least 80% of the Fund's annual interest income will be exempt from federal regular income tax and North Carolina state income tax or at least 80% of its net assets will be invested in obligations, the interest income from which is exempt from federal regular and North Carolina state income tax."



     SUCCESSOR NORTH CAROLINA FUND: The Successor North Carolina Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

NORTH CAROLINA FUND: "The Fund will not purchase securities, if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR NORTH CAROLINA FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

NORTH CAROLINA FUND: "The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR NORTH CAROLINA FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES



     NORTH CAROLINA FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."


SUCCESSOR NORTH CAROLINA FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     NORTH CAROLINA FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR NORTH CAROLINA FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

NORTH CAROLINA FUND: "The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

     SUCCESSOR NORTH CAROLINA FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

NORTH CAROLINA FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued North Carolina municipal securities or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, limitations, and its Declaration of Trust."

SUCCESSOR NORTH CAROLINA FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     NORTH CAROLINA FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR NORTH CAROLINA FUND: The Successor North Carolina Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     NORTH CAROLINA FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."



SUCCESSOR NORTH CAROLINA FUND: The Successor North Carolina Fund is not subject to an investment restriction regarding selling securities short. The Successor North Carolina Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     NORTH CAROLINA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR NORTH CAROLINA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     NORTH CAROLINA FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR NORTH CAROLINA FUND: The Successor North Carolina Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

NORTH CAROLINA FUND: The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days notice."

SUCCESSOR NORTH CAROLINA FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     NORTH CAROLINA FUND: The North Carolina Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR NORTH CAROLINA FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     NORTH CAROLINA FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR NORTH CAROLINA FUND: The Successor North Carolina Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     NORTH CAROLINA FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR NORTH CAROLINA FUND: The Successor North Carolina Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     NORTH CAROLINA FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR NORTH CAROLINA FUND: The Successor North Carolina Fund is not subject to comparable undertakings.

                                  APPENDIX II-N



Set forth below is a comparison of the investment objective, policies and restrictions of the Ohio Fund and the Successor Ohio Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     OHIO FUND: "The Fund's investment objective is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal."



     SUCCESSOR OHIO FUND: The Successor Ohio Fund has an identical fundamental investment objective.

INVESTMENT POLICIES



     OHIO FUND: "The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities."



     SUCCESSOR OHIO FUND: The Successor Ohio Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

OHIO FUND: "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR OHIO FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

OHIO FUND: "The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR OHIO FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     OHIO FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."



SUCCESSOR OHIO FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     OHIO FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR  OHIO  FUND:   "The  Fund  may  not  purchase  or  sell  physical
commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

OHIO FUND: "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reserve repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements."

     SUCCESSOR OHIO FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

OHIO FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Ohio municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations and its Declaration of Trust."

SUCCESSOR OHIO FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     OHIO FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR OHIO FUND: The Successor Ohio Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     OHIO FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions."



SUCCESSOR OHIO FUND: The Successor Ohio Fund is not subject to an investment restriction regarding selling securities short. The Successor Ohio Fund is subject to a non-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     OHIO FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR OHIO FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     OHIO FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR OHIO FUND: The Successor Ohio Fund is subject to an identical non-fundamental investment policy.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     OHIO FUND: The Ohio Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR OHIO FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     OHIO FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR OHIO FUND: The Successor Ohio Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     OHIO FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR OHIO FUND: The Successor Ohio Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     OHIO FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR OHIO FUND: The Successor Ohio Fund is not subject to comparable undertakings.

                                  APPENDIX II-O



Set forth below is a comparison of the investment objective, policies and restrictions of the Pennsylvania Fund and the Successor Pennsylvania Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     PENNSYLVANIA FUND: "The Fund's investment objective is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal."



     SUCCESSOR PENNSYLVANIA FUND: The Successor Pennsylvania Fund has an identical fundamental investment objective.

INVESTMENT POLICIES



     PENNSYLVANIA FUND: "The Fund will invest its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and Pennsylvania dividend and interest income tax."



     SUCCESSOR PENNSYLVANIA FUND: The Successor Pennsylvania Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

PENNSYLVANIA FUND: "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR PENNSYLVANIA FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

PENNSYLVANIA FUND: "The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR PENNSYLVANIA FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     PENNSYLVANIA FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR PENNSYLVANIA FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     PENNSYLVANIA FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR PENNSYLVANIA FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

PENNSYLVANIA FUND: "The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding."

     SUCCESSOR PENNSYLVANIA FUND: "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

PENNSYLVANIA FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Pennsylvania municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, and limitations."

SUCCESSOR PENNSYLVANIA FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     PENNSYLVANIA FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR PENNSYLVANIA FUND: The Successor Pennsylvania Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     PENNSYLVANIA FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions."



SUCCESSOR PENNSYLVANIA FUND: The Successor Pennsylvania Fund is not subject to an investment restriction regarding selling securities short. The Successor Pennsylvania Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     PENNSYLVANIA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR   PENNSYLVANIA   FUND:  "The  Fund  invests  in  a  portfolio  of
high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     PENNSYLVANIA FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR PENNSYLVANIA FUND: The Successor Pennsylvania Fund is subject to an identical non-fundamental investment policy.

     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     PENNSYLVANIA FUND: The Pennsylvania Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR PENNSYLVANIA FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     PENNSYLVANIA FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR PENNSYLVANIA FUND: The Successor Pennsylvania Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     PENNSYLVANIA FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR PENNSYLVANIA FUND: The Successor Pennsylvania Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     PENNSYLVANIA FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR PENNSYLVANIA FUND: The Successor Pennsylvania Fund is not subject to comparable undertakings.

                                  APPENDIX II-P



Set forth below is a comparison of the investment objective, policies and restrictions of the Tennessee Fund and the Successor Tennessee Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     TENNESSEE FUND: "The Fund's investment objective is to provide current income exempt from federal regular income tax and the personal income tax imposed by the State of Tennessee consistent with stability of principal and liquidity."

     SUCCESSOR TENNESSEE FUND: The Successor Tennessee Fund has an identical fundamental investment objective.

INVESTMENT POLICIES

     TENNESSEE FUND: "The Fund will invest so that at least 80% of its annual interest income will be exempt from federal regular income tax and the personal income tax imposed by the State of Tennessee."



     SUCCESSOR TENNESSEE FUND: The Successor Tennessee Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

TENNESSEE FUND: "The Fund will not purchase securities, if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR TENNESSEE FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

TENNESSEE FUND: "The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

SUCCESSOR TENNESSEE FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     TENNESSEE FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."



SUCCESSOR TENNESSEE FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     TENNESSEE FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR TENNESSEE FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

TENNESSEE FUND: "The Fund will not issue senior securities except that it may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

     SUCCESSOR  TENNESSEE  FUND:  "The  Fund  may  borrow  money,   directly  or
indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

TENNESSEE FUND: "The Fund will not lend any of its assets, except that it may acquire publicly or nonpublicly issued Tennessee municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies and limitations or the Trust's Declaration of Trust."

SUCCESSOR TENNESSEE FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     TENNESSEE FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR TENNESSEE FUND: "The Successor Tennessee Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     TENNESSEE FUND: "The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of transactions."



SUCCESSOR TENNESSEE FUND: The Successor Tennessee Fund is not subject to an investment restriction regarding selling securities short. The Successor Tennessee Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

INVESTING IN RESTRICTED SECURITIES

TENNESSEE FUND: "The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Board of Trustees."



SUCCESSOR TENNESSEE FUND: The Successor Tennessee Fund is subject to a NON-fundamental investment restriction regarding investing in restricted securities that states: "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     TENNESSEE FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR TENNESSEE FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     TENNESSEE FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR TENNESSEE FUND: The Successor Tennessee Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

TENNESSEE FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board and repurchase agreements providing for settlement in more than seven days notice."

SUCCESSOR TENNESSEE FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     TENNESSEE FUND: The Tennessee Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR TENNESSEE FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

INVESTING FOR CONTROL

     TENNESSEE FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR TENNESSEE FUND: The Successor Tennessee Fund is not subject to a comparable restriction.



INVESTING IN OPTIONS

     TENNESSEE FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR TENNESSEE FUND: The Successor Tennessee Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     TENNESSEE FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR TENNESSEE FUND: The Successor Tennessee Fund is not subject to comparable undertakings.

                                  APPENDIX II-Q



Set forth below is a comparison of the investment objective, policies and restrictions of the Virginia Fund and the Successor Virginia Fund:

           FUNDAMENTAL INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE



     VIRGINIA FUND: "The Fund's investment objective is to provide current income exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia consistent with stability of principal."



     SUCCESSOR VIRGINIA FUND: The Successor Virginia Fund is subject has an identical fundamental investment objective.

INVESTMENT POLICIES

VIRGINIA FUND: "The Fund invests so that at least 80% of its annual interest income is exempt from federal regular income tax and Virginia state income tax or so that at least 80% of its net assets is invested in obligations, the interest income from which is exempt from federal regular and Virginia state income tax."

     SUCCESSOR VIRGINIA FUND: The Successor Virginia Fund is subject to identical fundamental investment policies.



CONCENTRATION OF INVESTMENTS

VIRGINIA FUND: "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (the Fund considers cash items to be instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements."

SUCCESSOR VIRGINIA FUND: "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'"

INVESTMENTS IN REAL ESTATE

VIRGINIA FUND: "The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."



SUCCESSOR VIRGINIA FUND: "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

UNDERWRITING SECURITIES

     VIRGINIA FUND: "The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

SUCCESSOR VIRGINIA FUND: "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

INVESTING IN COMMODITIES

     VIRGINIA FUND: "The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts."

     SUCCESSOR VIRGINIA FUND: "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

ISSUING SENIOR SECURITIES AND BORROWING MONEY

VIRGINIA FUND: "The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

     SUCCESSOR   VIRGINIA  FUND:  "The  Fund  may  borrow  money,   directly  or
indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

LENDING CASH OR SECURITIES

VIRGINIA FUND: "The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Virginia municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations, and its Declaration of Trust."

SUCCESSOR VIRGINIA FUND: "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

PLEDGING ASSETS

     VIRGINIA FUND: "The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge."



SUCCESSOR VIRGINIA FUND: The Successor Virginia Fund is subject to a NON-fundamental investment limitation pertaining to pledging assets that provides: "The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

SELLING SHORT AND BUYING ON MARGIN

     VIRGINIA FUND: "The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions."



SUCCESSOR VIRGINIA FUND: The Successor Virginia Fund is not subject to an investment restriction regarding selling securities short. The Successor Virginia Fund is subject to a NON-fundamental investment restriction relating to margin transactions that states: "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

              NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

PERMISSIBLE INVESTMENTS

     VIRGINIA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 13 months or less."

     SUCCESSOR VIRGINIA FUND: "The Fund invests in a portfolio of high-quality tax-exempt securities maturing in 397 days or less."



INVESTMENT RATINGS

     VIRGINIA FUND: "The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings."

     SUCCESSOR VIRGINIA FUND: The Successor Virginia Fund is subject to an identical non-fundamental investment policy.



INVESTING IN ILLIQUID SECURITIES

VIRGINIA FUND: "The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Board, and repurchase agreements providing for settlement in more than seven days notice."

SUCCESSOR VIRGINIA FUND: "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets."



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES



     VIRGINIA FUND: The Virginia Fund presently has no policy pertaining to investing in other investment companies.



     SUCCESSOR VIRGINIA FUND: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."


INVESTING FOR CONTROL



     VIRGINIA FUND: "The Fund will not invest in securities of a company for the purpose of exercising control or management."



     SUCCESSOR VIRGINIA FUND: The Successor Virginia Fund is not subject to a comparable restriction.

INVESTING IN OPTIONS

     VIRGINIA FUND: "The Fund will not invest in puts, calls, straddles, spreads, or any combination of them."



     SUCCESSOR VIRGINIA FUND: The Successor Virginia Fund is not subject to a comparable restriction.



STATE UNDERTAKINGS

     VIRGINIA FUND: "The Fund has no present intent to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year."



     SUCCESSOR VIRGINIA FUND: The Successor Virginia Fund is not subject to comparable undertakings.